Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Six Months Ended July 31, 2009 and 2008

Forest City Enterprises, Inc. and Subsidiaries
Three and Six Months Ended July 31, 2009 and 2008
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Loss	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-17

Supplemental Financial Information
Projects Under Development Debt and Mortgage Financings	18
Scheduled Maturities Table	19-20
Upcoming Maturities Summary	21-24
Consolidated Balance Sheet Information	25-28
Consolidated Earnings Information	29-32
Investments in and Advances to Affiliates	33-35
Real Estate Activity	36-39
Results of Operations Summary	40-42
Reconciliation of Net Loss to EBDT	43-44
Summary of EBDT	45-56

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2009, as updated in Part II, Item 1A of our Form 10-Q for the three months ended April 30, 2009, and other factors that might cause differences, some of which could be material, include, but are not limited to, the impact of current market conditions on our liquidity, ability to finance or refinance projects and repay our debt, general real estate investment and development risks, vacancies in our properties, further downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts, risks associated with an investment in a professional sports team, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, effects of uninsured or underinsured losses, environmental liabilities, conflicts of interest, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, volatility in the market price of our publicly traded securities, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are reportable segments of the Company.
We have approximately $11.7 billion of assets in 27 states and the District of Columbia at July 31, 2009. Our core markets include the New York City/Philadelphia metropolitan area, Denver, Boston, the Greater Washington, D.C./Baltimore metropolitan area, Chicago and the state of California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at July 31, 2009. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-Q for the three and six months ended July 31, 2009. Effective February 1, 2009, we adopted Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) No. APB 14-1, “Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). This standard required us to adjust the prior year financial statements to show retrospective application upon adoption. See page 8 of our Form 10-Q for further discussion.
On February 1, 2009, we adopted Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of Accounting Research Bulletin No. 51” (“SFAS No. 160”). We adjusted our January 31, 2009 Consolidated Balance Sheet to reflect noncontrolling interest as a component of total equity. In addition, we reclassed noncontrolling interest on our Consolidated Statement of Operations for the three and six months ended July 31, 2008. See page 9 of our form 10-Q for further discussion.
This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our supplemental package for the year ended January 31, 2009 on pages 60-72.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REITs”), but may not be directly comparable to similarly titled measures reported by other companies. For additional discussion of EBDT as well as a reconciliation of net earnings (loss) to EBDT see pages 42-44.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings (loss), retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and six months ended July 31, 2009 and 2008.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 42), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of NOI to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, and reconciliation from NOI to comparable NOI are provided on pages 5-7 of this document, and a reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2009 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting National City Bank at (800) 622-6757.

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Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - July 31, 2009 and 2008
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	July 31, 2009	July 31, 2009	July 31, 2008	July 31, 2008

Retail
Comparable	89.8%	89.9%	91.8%	92.5%
Total	88.1%	88.3%	91.1%	91.8%
Office
Comparable	89.4%	89.3%	90.3%	90.0%
Total	89.4%	89.4%	90.4%	90.1%
Residential (1)
Comparable	91.6%	90.1%	93.2%	92.5%
Total	89.7%	85.8%	90.9%	89.9%
Hotels
Comparable and Total		64.3%		68.4%
Comparable ADR and Total ADR		$137.56		$143.21

(1)	Excludes military housing units.
Retail and office occupancy as of July 31, 2009 and 2008 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of July 31, 2009 and 2008 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of July 31, 2009 and 2008 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2009 and 2008 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the six months ended July 31, 2009 and 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in the three and six months ended July 31, 2009 and 2008. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended July 31, 2009		Six Months Ended July 31, 2009

	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	(4.7%)	(4.3%)	(3.2%)	(3.0%)

Office	8.5%	7.1%	8.3%	6.7%

Hotel	(24.8%)	(24.8%)	(25.0%)	(25.0%)

Residential	(3.2%)	(4.2%)	(1.1%)	(3.1%)

Total	(0.7%)	(1.4%)	0.6%	(0.4%)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended July 31, 2009					Three Months Ended July 31, 2008					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$56,098	$3,005	$5,598	$-	$58,691	$58,872	$3,012	$5,470	$-	$61,330	(4.7%)	(4.3%)

Total	63,120	3,014	5,663	-	65,769	60,929	3,342	5,515	565	63,667

Office Buildings
Comparable	51,674	2,636	2,346	-	51,384	47,636	2,124	2,451	-	47,963	8.5%	7.1%

Total	66,156	2,741	2,402	-	65,817	70,342	2,858	2,451	-	69,935

Hotels
Comparable	4,144	-	-	-	4,144	5,507	-	-	-	5,507	(24.8%)	(24.8%)

Total	4,144	-	-	-	4,144	5,507	-	-	-	5,507

Earnings from Commercial Land Sales	1,733	257	-	-	1,476	4,855	2,005	-	-	2,850

Other (1)	(1,392)	184	(552)	-	(2,128)	(2,847)	472	(555)	-	(3,874)

Total Commercial Group
Comparable	111,916	5,641	7,944	-	114,219	112,015	5,136	7,921	-	114,800	(0.1%)	(0.5%)

Total	133,761	6,196	7,513	-	135,078	138,786	8,677	7,411	565	138,085

Residential Group
Apartments
Comparable	27,834	652	6,050	-	33,232	28,743	723	6,666	-	34,686	(3.2%)	(4.2%)

Total	34,363	1,128	6,738	-	39,973	29,799	709	7,790	1,682	38,562

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	13,286	138	243	-	13,391	15,679	396	936	-	16,219

Other (1)	(6,846)	36	-	-	(6,882)	(6,774)	52	-	-	(6,826)

Total Residential Group
Comparable	27,834	652	6,050	-	33,232	28,743	723	6,666	-	34,686	(3.2%)	(4.2%)

Total	40,803	1,302	6,981	-	46,482	38,704	1,157	8,726	1,682	47,955

Total Rental Properties
Comparable	139,750	6,293	13,994	-	147,451	140,758	5,859	14,587	-	149,486	(0.7%)	(1.4%)

Total	174,564	7,498	14,494	-	181,560	177,490	9,834	16,137	2,247	186,040

Land Development Group	2,065	104	48	-	2,009	6,717	401	148	-	6,464

The Nets	(8,307)	-	1,952	-	(6,355)	(8,548)	-	1,690	-	(6,858)

Corporate Activities	(6,075)	-	-	-	(6,075)	(10,271)	-	-	-	(10,271)

Grand Total	$162,247	$7,602	$16,494	$-	$171,139	$165,388	$10,235	$17,975	$2,247	$175,375

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.
(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Six Months Ended July 31, 2009						Six Months Ended July 31, 2008				% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$114,736	$5,768	$11,052	$-	$120,020	$118,503	$5,699	$10,924	$-	$123,728	(3.2%)	(3.0%)

Total	126,648	5,486	11,171	481	132,814	121,514	6,314	11,044	1,217	127,461

Office Buildings
Comparable	102,066	5,220	4,684	-	101,530	94,225	4,173	5,132	-	95,184	8.3%	6.7%

Total	129,261	5,303	4,789	-	128,747	125,059	5,247	5,239	-	125,051

Hotels
Comparable	5,330	-	-	-	5,330	7,104	-	-	-	7,104	(25.0%)	(25.0%)

Total	5,330	-	-	-	5,330	7,104	-	-	-	7,104

Earnings from Commercial Land Sales	4,471	850	-	-	3,621	5,879	2,242	-	-	3,637

Other (1)	(9,472)	549	(721)	-	(10,742)	(27,273)	(595)	(1,081)	-	(27,759)

Total Commercial Group
Comparable	222,132	10,988	15,736	-	226,880	219,832	9,872	16,056	-	226,016	1.0%	0.4%

Total	256,238	12,188	15,239	481	259,770	232,283	13,208	15,202	1,217	235,494

Residential Group
Apartments
Comparable	55,244	1,389	12,137	-	65,992	55,884	1,418	13,658	-	68,124	(1.1%)	(3.1%)

Total	65,043	2,186	14,143	-	77,000	60,505	1,409	15,567	3,676	78,339

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	20,984	38	454	-	21,400	25,639	396	2,060	-	27,303

Other (1)	(17,205)	72	-	-	(17,277)	(14,600)	91	-	-	(14,691)

Total Residential Group
Comparable	55,244	1,389	12,137	-	65,992	55,884	1,418	13,658	-	68,124	(1.1%)	(3.1%)

Total	68,822	2,296	14,597	-	81,123	71,544	1,896	17,627	3,676	90,951

Total Rental Properties
Comparable	277,376	12,377	27,873	-	292,872	275,716	11,290	29,714	-	294,140	0.6%	(0.4%)

Total	325,060	14,484	29,836	481	340,893	303,827	15,104	32,829	4,893	326,445

Land Development Group	2,772	50	165	-	2,887	6,158	419	278	-	6,017

The Nets	(18,988)	-	2,949	-	(16,039)	(22,021)	-	3,303	-	(18,718)

Corporate Activities	(22,615)	-	-	-	(22,615)	(23,583)	-	-	-	(23,583)

Grand Total	$286,229	$14,534	$32,950	$481	$305,126	$264,381	$15,523	$36,410	$4,893	$290,161

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.
(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)

	Three Months Ended July 31, 2009					Three Months Ended July 31, 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$316,735	$13,142	$97,417	$-	$401,010	$327,591	$15,053	$108,196	$2,810	$423,544
Exclude straight-line rent adjustment (1)	(5,225)	-	-	-	(5,225)	2,727	-	-	(89)	2,638

Adjusted revenues	311,510	13,142	97,417	-	395,785	330,318	15,053	108,196	2,721	426,182

Operating expenses	165,544	5,657	72,992	-	232,879	185,658	5,324	80,936	508	261,778
Add back non-Real Estate depreciation and amortization (b)	3,508	-	2,839	-	6,347	3,502	-	2,828	-	6,330
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	121	-	121	-	-	60	-	60
Exclude straight-line rent adjustment (2)	(1,611)	-	-	-	(1,611)	(1,610)	-	-	-	(1,610)
Exclude preference payment	(586)	-	-	-	(586)	(931)	-	-	-	(931)

Adjusted operating expenses	166,855	5,657	75,952	-	237,150	186,619	5,324	83,824	508	265,627

Add interest and other income	11,594	203	732	-	12,123	12,884	652	1,482	34	13,748
Add equity in earnings (loss), including impairment of unconsolidated entities	(17,438)	(86)	17,733	-	381	(5,942)	(146)	6,868	-	1,072
Exclude impairment of unconsolidated entities	11,903	-	(11,903)	-	-	6,026	-	(6,026)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	11,533	-	(11,533)	-	-	8,721	-	(8,721)	-	-

Net Operating Income	162,247	7,602	16,494	-	171,139	165,388	10,235	17,975	2,247	175,375

Interest expense	(80,223)	(3,368)	(16,494)	-	(93,349)	(81,403)	(3,402)	(17,767)	(1,067)	(96,835)

Gain (loss) on early extinguishment of debt	9,063	-	-	-	9,063	(52)	-	-	-	(52)

Equity in earnings (loss), including impairment of unconsolidated entities	17,438	86	(17,733)	-	(381)	5,942	146	(6,868)	-	(1,072)

Impairment of unconcolidated entities	(11,903)	-	-	-	(11,903)	(6,026)	-	-	-	(6,026)

Depreciation and amortization of unconsolidated entities (see above)	(11,533)	-	11,533	-	-	(8,721)	-	8,721	-	-

Gain on disposition of rental properties	-	-	-	-	-	-	-	-	8,627	8,627

Preferred return on dispositon	-	-	-	-	-	-	-	(208)	-	(208)

Impairment of real estate	(1,451)	-	-	-	(1,451)	-	-	-	-	-

Depreciation and amortization - Real Estate Groups (a)	(64,345)	(318)	(10,997)	-	(75,024)	(66,114)	(1,548)	(8,325)	(747)	(73,638)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,450)	(163)	(536)	-	(3,823)	(3,082)	(117)	(396)	(87)	(3,448)

Straight-line rent adjustment (1) + (2)	3,614	-	-	-	3,614	(4,337)	-	-	89	(4,248)

Preference payment	(586)	-	-	-	(586)	(931)	-	-	-	(931)

Earnings (loss) before income taxes	18,871	3,839	(17,733)	-	(2,701)	664	5,314	(6,868)	9,062	(2,456)

Income tax provision	531	-	-	-	531	(3,501)	-	-	(3,501)	(7,002)
Equity in earnings (loss), including impairment of unconsolidated entities	(17,438)	(86)	17,733	-	381	(5,942)	(146)	6,868	-	1,072

Earnings (loss) from continuing operations	1,964	3,753	-	-	(1,789)	(8,779)	5,168	-	5,561	(8,386)

Discontinued operations, net of tax	-	-	-	-	-	5,561	-	-	(5,561)	-

Net earnings (loss)	1,964	3,753	-	-	(1,789)	(3,218)	5,168	-	-	(8,386)

Net earnings attributable to noncontrolling interest	(3,753)	(3,753)	-	-	-	(5,168)	(5,168)	-	-	-

Net loss attributable to Forest City Enterpirses, Inc.	$(1,789)	$-	$-	$-	$(1,789)	$(8,386)	$-	$-	$-	$(8,386)

(a) Depreciation and amortization - Real Estate Groups	$64,345	$318	$10,997	$-	$75,024	$66,114	$1,548	$8,325	$747	$73,638
(b) Depreciation and amortization - Non-Real Estate	3,508	-	2,839	-	6,347	3,502	-	2,828	-	6,330

Total depreciation and amortization	$67,853	$318	$13,836	$-	$81,371	$69,616	$1,548	$11,153	$747	$79,968

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,450	$163	$536	$-	$3,823	$3,082	$117	$396	$87	$3,448
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	121	-	121	-	-	60	-	60

Total amortization of mortgage procurement costs	$3,450	$163	$657	$-	$3,944	$3,082	$117	$456	$87	$3,508

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands) (continued)

	Six Months Ended July 31, 2009					Six Months Ended July 31, 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$629,764	$25,561	$188,292	$813	$793,308	$632,601	$31,566	$199,342	$5,990	$806,367
Exclude straight-line rent adjustment (1)	(9,624)	-	-	(12)	(9,636)	(1,993)	-	-	(99)	(2,092)

Adjusted revenues	620,140	25,561	188,292	801	783,672	630,608	31,566	199,342	5,891	804,275

Operating expenses	360,391	11,302	136,070	320	485,479	393,014	17,043	145,511	1,039	522,521
Add back non-Real Estate depreciation and amortization (b)	6,960	-	9,997	-	16,957	6,821	-	13,439	-	20,260
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	241	-	241	-	-	105	-	105
Exclude straight-line rent adjustment (2)	(3,247)	-	-	-	(3,247)	(3,193)	-	-	-	(3,193)
Exclude preference payment	(1,171)	-	-	-	(1,171)	(1,867)	-	-	-	(1,867)

Adjusted operating expenses	362,933	11,302	146,308	320	498,259	394,775	17,043	159,055	1,039	537,826

Add interest and other income	18,402	343	1,205	-	19,264	21,282	1,127	3,083	41	23,279
Add equity in earnings (loss), including impairment of unconsolidated entities	(33,304)	(68)	33,685	-	449	(15,589)	(127)	15,895	-	433
Exclude gain on disposition of unconsolidated entities	-	-	-	-	-	(881)	-	881	-	-
Exclude impairment of unconsolidated entities	21,463	-	(21,463)	-		6,026	-	(6,026)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	22,461	-	(22,461)	-	-	17,710	-	(17,710)	-	-

Net Operating Income	286,229	14,534	32,950	481	305,126	264,381	15,523	36,410	4,893	290,161

Interest expense	(171,931)	(6,800)	(32,774)	(322)	(198,227)	(163,876)	(6,742)	(36,180)	(2,331)	(195,645)

Gain (loss) on early extinguishment of debt	9,063	-	(176)	-	8,887	(5,231)	(119)	(22)	-	(5,134)

Equity in earnings (loss), including impairment of unconsolidated entities	33,304	68	(33,685)	-	(449)	15,589	127	(15,895)	-	(433)

Gain on disposition of unconsolidated entities	-	-	-	-	-	881	-	-	-	881

Impairment of unconcolidated entities	(21,463)	-	-	-	(21,463)	(6,026)	-	-	-	(6,026)

Depreciation and amortization of unconsolidated entities (see above)	(22,461)	-	22,461	-	-	(17,710)	-	17,710	-	-

Gain on disposition of rental properties and other investments	-	-	-	4,548	4,548	150	-	-	8,627	8,777

Preferred return on dispositon	-	-	-	-	-	-	-	(208)	-	(208)

Impairment of real estate	(2,575)	-	-	-	(2,575)	-	-	-	-	-

Depreciation and amortization 0 Real Estate Groups (a)	(127,351)	(1,725)	(21,419)	(107)	(147,152)	(128,801)	(2,531)	(16,768)	(1,410)	(144,448)

Amortization of mortgage procurement costs & Real Estate Groups (c)	(7,121)	(323)	(1,042)	(5)	(7,845)	(5,934)	(269)	(942)	(184)	(6,791)

Straight-line rent adjustment (1) + (2)	6,377	-	-	12	6,389	(1,200)	-	-	99	(1,101)

Preference payment	(1,171)	-	-	-	(1,171)	(1,867)	-	-	-	(1,867)

Earnings (loss) before income taxes	(19,100)	5,754	(33,685)	4,607	(53,932)	(49,644)	5,989	(15,895)	9,694	(61,834)

Income tax provision	22,802	-	-	(1,787)	21,015	16,358	-	-	(3,745)	12,613
Equity in earnings (loss), including impairment of unconsolidated entities	(33,304)	(68)	33,685	-	449	(15,589)	(127)	15,895	-	433

Earnings (loss) from continuing operations	(29,602)	5,686	-	2,820	(32,468)	(48,875)	5,862	-	5,949	(48,788)

Discontinued operations, net of tax	2,820	-	-	(2,820)	-	5,949	-	-	(5,949)	-

Net earnings (loss)	(26,782)	5,686	-	-	(32,468)	(42,926)	5,862	-	-	(48,788)

Net earnings attributable to noncontrolling interest	(5,686)	(5,686)	-	-	-	(5,862)	(5,862)	-	-	-

Net loss attributable to Forest City Enterpirses, Inc.	$(32,468)	$-	$-	$-	$(32,468)	$(48,788)	$-	$-	$-	$(48,788)

(a) Depreciation and amortization - Real Estate Groups	$127,351	$1,725	$21,419	$107	$147,152	$128,801	$2,531	$16,768	$1,410	$144,448
(b) Depreciation and amortization - Non-Real Estate	6,960	-	9,997	-	16,957	6,821	-	13,439	-	20,260

Total depreciation and amortization	$134,311	$1,725	$31,416	$107	$164,109	$135,622	$2,531	$30,207	$1,410	$164,708

(c) Amortization of mortgage procurement costs - Real Estate Groups	$7,121	$323	$1,042	$5	$7,845	$5,934	$269	$942	$184	$6,791
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	241	-	241	-	-	105	-	105

Total amortization of mortgage procurement costs	$7,121	$323	$1,283	$5	$8,086	$5,934	$269	$1,047	$184	$6,896

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of July 31, 2009

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2009	188	633,159	5.04%	$12,458,244	4.45%	$24.28
2010	244	600,543	4.78	14,820,484	5.29	30.35
2011	327	1,115,777	8.89	29,987,668	10.70	30.45
2012	212	865,865	6.90	21,243,868	7.58	28.07
2013	238	1,050,433	8.37	25,884,973	9.24	27.60
2014	185	875,443	6.97	18,612,176	6.64	27.55
2015	167	739,381	5.89	18,003,460	6.43	28.30
2016	232	1,209,022	9.63	33,675,108	12.02	38.30
2017	150	1,024,514	8.16	22,959,644	8.20	26.22
2018	171	865,333	6.89	18,510,930	6.61	23.35
2019	66	772,652	6.16	16,260,656	5.80	22.33
Thereafter	89	2,800,315	22.32	47,718,487	17.04	19.47

Total	2,269	12,552,437	100.00%	$280,135,698	100.00%	$26.37

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of July 31, 2009

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2009	48	264,464	2.41%	$5,621,116	1.80%	$23.64
2010	83	1,074,000	9.81	22,486,258	7.18	24.79
2011	68	734,990	6.71	17,569,014	5.61	26.55
2012	64	1,076,702	9.83	31,166,112	9.96	30.76
2013	74	1,182,052	10.79	27,112,752	8.66	24.44
2014	36	760,448	6.94	18,727,497	5.98	29.10
2015	9	247,174	2.26	4,529,063	1.45	18.95
2016	19	464,991	4.25	9,184,956	2.93	22.57
2017	17	251,670	2.30	7,941,055	2.54	34.27
2018	16	1,048,025	9.57	30,014,917	9.59	32.59
2019	14	641,447	5.86	15,178,617	4.85	25.34
Thereafter	35	3,206,569	29.27	123,532,965	39.45	40.43

Total	483	10,952,532	100.00%	$313,064,322	100.00%	$31.08

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of July 31, 2009

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	6	515,097	4.10%
Bass Pro Shops, Inc.	3	510,855	4.07
Regal Entertainment Group	5	381,461	3.04
TJX Companies	10	313,861	2.50
The Gap	24	305,756	2.44
The Home Depot	2	282,000	2.25
Dick’s Sporting Goods	5	257,486	2.05
Abercrombie & Fitch Stores, Inc.	30	223,567	1.78
The Limited	39	221,457	1.77
Footlocker, Inc.	40	153,693	1.22
Pathmark Stores, Inc.	2	123,500	0.98
American Eagle Outfitters	19	109,994	0.88

Subtotal	185	3,398,727	27.08

All Others	2,084	9,153,710	72.92

Total	2,269	12,552,437	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of July 31, 2009

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	8.13%
Millennium Pharmaceuticals, Inc.	628,934	5.74
U.S. Government	614,047	5.61
Morgan Stanley & Co.	444,685	4.06
Securities Industry Automation Corp.	433,971	3.96
Wellchoice, Inc.	392,514	3.58
JP Morgan Chase & Co.	385,254	3.52
Forest City Enterprises, Inc. (1)	377,572	3.45
Bank of New York	323,043	2.95
National Grid	254,034	2.32
Alkermes, Inc.	210,248	1.92
Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.76
Covington & Burling, LLP	160,565	1.47
Seyfarth Shaw, LLP	96,909	0.88

Subtotal	5,405,210	49.35

All Others	5,547,322	50.65

Total	10,952,532	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2009
2009 Openings and Acquisitions (1)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Dev (D)	Opened /	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of	Leasable
Property	Location	Acq (A)	Acquired	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units	Area

						(in millions)

Retail Centers:
Promenade at Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	$106.5	$106.5	$106.5	127,000	127,000

Total Openings and Acquisitions						$106.5	$106.5	$106.5

Residential Phased-In Units (d) (e):									Opened in ’09 / Total

Cobblestone Court	Painesville, OH	D	2006-10	50.0%	50.0%	$0.0	$30.2	$15.1	48/400
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	0.0	15.9	8.0	36/216
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	36/348

Total (f)						$0.0	$71.4	$35.8	120/964

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2009
Under Construction (7)

								Cost at FCE
					Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of		Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units		Area		Commitment %

						(in millions)

Retail Centers:
East River Plaza (d) (e)	Manhattan, NY	D	Q4-09/10	35.0%	50.0%	$0.0	$392.2	$196.1	517,000		517,000		76%
Village at Gulfstream Park	Hallandale Beach, FL	D	Q1-10	50.0%	50.0%	207.0	207.0	103.5	497,000		497,000	(i)	65%
Ridge Hill (e) (k)	Yonkers, NY	D	2011/2012	70.0%	100.0%	798.7	798.7	798.7	1,336,000		1,336,000	(j)	28%

						$1,005.7	$1,397.9	$1,098.3	2,350,000		2,350,000

Office:
Waterfront Station - East 4th & West 4th Buildings	Washington, D.C.	D	Q1-10	45.0%	45.0%	$329.9	$329.9	$148.5	628,000	(l)			97%

Residential:
80 Dekalb Avenue (e)	Brooklyn, NY	D	Q3-09/10	70.0%	100.0%	$163.3	$163.3	$163.3	365
Presidio	San Francisco, CA	D	Q2-10	100.0%	100.0%	110.5	110.5	110.5	161
Beekman (e)	Manhattan, NY	D	Q1-11/12	49.0%	70.0%	875.7	875.7	613.0	904

						$1,149.5	$1,149.5	$886.8	1,430

Total Under Construction (g)						$2,485.1	$2,877.3	$2,133.6

Residential Phased-In Units (d) (e):									Under Const./Total
Cobblestone Court	Painesville, OH	D	2006-10	50.0%	50.0%	$0.0	$30.2	$15.1	48/400
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	96/348

Total (h)						$0.0	$55.5	$27.8	144/748

See attached footnotes.
Military Housing – see footnote m.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

July 31, 2009 Footnotes
(a)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(b)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $35.8 million consists of the Company’s share of cost for unconsolidated investments of $35.8 million.

(g)	The difference between the full consolidation cost amount (GAAP) of $2,485.1 million to the Company’s pro-rata share (a non-GAAP measure) of $2,133.6 million consists of a reduction to full consolidation for noncontrolling interest of $547.6 million of cost and the addition of its share of cost for unconsolidated investments of $196.1 million.

(h)	The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $27.8 million consists of the Company’s share of cost for unconsolidated investments of $27.8 million.

(i)	Includes 89,000 square feet of office space. Excluding this office space from the calculation of the preleased percentage would result in the retail space being 79% preleased.

(j)	Includes 156,000 square feet of office space.

(k)	Costs and total Phase 1 square footage have increased as a result of additional tenant allowances and expansion to include retail space originally planned for a later phase.

(l)	Includes 85,000 square feet of retail space.

(m)	Below is a summary of our equity method investments for Military Housing Development projects. The Company provides development, construction, and management services for these projects and receives agreed upon fees for these services. (See pages 6-7 for net fee revenue included in NOI.)

		Anticipated	FCE	Cost at Full	Total Cost	Sq. ft./
Property	Location	Opening	Pro-Rata % (f)	Consolidation (a)	at 100%	No. of Units

				(in millions)

Military Housing - Under Construction (7)
Midwest Millington	Memphis, TN	2008-2010	*	$0.0	$37.0	318
Navy Midwest	Chicago, IL	2006-2010	*	0.0	248.8	1,658
Air Force Academy	Colorado Springs, CO	2007-2009	50.0%	0.0	69.5	427
Marines, Hawaii Increment II	Honolulu, HI	2007-2011	*	0.0	293.3	1,175
Navy, Hawaii Increment III	Honolulu, HI	2007-2011	*	0.0	535.1	2,520
Pacific Northwest Communities	Seattle, WA	2007-2010	*	0.0	280.5	2,986
Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	364.0	917

Total Military Housing Under Construction				$0.0	$1,828.2	10,001

* The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2009
Equity Requirements for Projects Under Construction (1)

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro - Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

			(dollars in millions)

Total Cost Under Construction	$2,877.3	$392.2	$2,485.1	$547.6	$196.1	$2,133.6
Total Loan Draws and Other Sources at Completion (2)	2,136.4	285.0	1,851.4	400.5	142.5	1,593.4

Net Equity at Completion	$740.9	$107.2	$633.7	$147.1	$53.6	$540.2

Net Costs Incurred to Date	$1,909.4	$358.9	$1,550.5	$384.0	$179.5	$1,346.0
Loan Draws and Other Sources to Date	1,316.5	217.4	1,099.1	237.3	108.7	970.5

Net Equity to Date	$592.9	$141.5	$451.4	$146.7	$70.8	$375.5

% of Total Equity	80%		71%			70%

Remaining Costs	$967.9	$33.3	$934.6	$163.6	$16.6	$787.6
Remaining Loan Draws and Other Sources (3)	819.9	67.6	752.3	163.2	33.8	622.9

Remaining Equity	$148.0	$(34.3)	$182.3	$0.4	$(17.2)	$164.7

% of Total Equity	20%		29%			30%

(1)	This schedule includes only the seven properties listed on page 15. This does not include costs associated with phased openings, operating property renovations and military housing.

(2)	“Other Sources” includes third party subsidies, tax credit proceeds and outlot land sales.

(3)	Three of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $165.4 million at 100% and at full consolidation, and $88.3 million at pro-rata consolidation of loan commitments are at risk should these leasing hurdles not be achieved.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Debt for Projects under Development
We use nonrecourse mortgage debt for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of July 31, 2009, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

		(in thousands)
Outstanding
Fixed	$-	$-	$96,096	$96,096
Variable
Taxable	1,017,944	254,508	89,458	852,894
Tax-Exempt	280,550	61,986	20,000	238,564

Total outstanding on projects under development (1)	$1,298,494	$316,494	$205,554	$1,187,554

Commitment
Fixed	$-	$-	$98,956	$98,956
Variable
Taxable	1,693,789	429,718	127,839	1,391,910
Tax-Exempt	313,400	61,986	20,000	271,414

Total commitment	$2,007,189	$491,704	$246,795	$1,762,280

(1)
Proceeds from outstanding debt of $186,598 and $177,794, at full and pro-rata consolidation, respectively, described above is recorded as restricted cash in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the full amount of the bonds at the beginning of construction must remain in escrow until costs are incurred.

Non-Recourse Mortgage Financings
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those real estate projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those operating projects whose loans mature within the next 12 months or are projected to open and achieve stabilized operations during that same time frame. However, due to the limited availability of long-term fixed rate mortgage debt based upon current market conditions, we are attempting to extend maturities with existing lenders at current market terms. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that is coming due in the next 24 months. During the six months ended July 31, 2009, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation

		(in thousands)

Refinancings	$181,408	$62,031	$16,023	$135,400
Loan extensions/additional fundings	193,202	-	54,655	247,857

	$374,610	$62,031	$70,678	$383,257

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of July 31, 2009

	Period Ending January 31, 2010				Fiscal Year Ending January 31, 2011
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$67,211	$1,402	$30,964	$96,773	$283,290	$15,326	$23,279	$291,243
Weighted average rate	6.36%	6.36%	6.61%	6.44%	7.24%	6.49%	7.07%	7.27%

Variable:
Variable-rate debt	464,606	64,959	101,137	500,784	629,248	-	18,387	647,635
Weighted average rate	2.44%	2.62%	1.89%	2.31%	4.47%	-%	2.80%	4.42%

Tax-Exempt	90,800	-	43,688	134,488	14	-	-	14
Weighted average rate	1.60%	-%	0.93%	1.38%	0.81%	-%	-%	0.84%

Total variable-rate debt	555,406	64,959	144,825	635,272	629,262	-	18,387	647,649

Total Nonrecourse Mortgage Debt	$622,617	$66,361	$175,789	$732,045	$912,552	$15,326	$41,666	$938,892
Weighted Average Rate	2.74%	2.70%	2.48%	2.69%	5.33%	6.49%	5.19%	5.31%

	Fiscal Year Ending January 31, 2012				Fiscal Year Ending January 31, 2013
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$354,673	$4,183	$74,880	$425,370	$330,952	$7,574	$30,209	$353,587
Weighted average rate	7.02%	5.10%	6.28%	6.91%	5.97%	6.22%	6.53%	6.02%

Variable:
Variable-rate debt	384,357	129,878	64,560	319,039	283,416	72,368	3,590	214,638
Weighted average rate	3.45%	3.83%	3.36%	3.28%	4.83%	4.56%	2.02%	4.87%

Tax-Exempt	77,585	67	-	77,518	204,901	62,056	-	142,845
Weighted average rate	2.85%	3.91%	-%	2.85%	3.72%	3.72%	-%	3.71%

Total variable-rate debt	461,942	129,945	64,560	396,557	488,317	134,424	3,590	357,483

Total Nonrecourse Mortgage Debt	$816,615	$134,128	$139,440	$821,927	$819,269	$141,998	$33,799	$711,070
Weighted Average Rate	4.94%	3.87%	4.93%	5.12%	5.01%	4.28%	6.05%	5.21%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of July 31, 2009

	Fiscal Year Ending January 31, 2014				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$766,993	$15,495	$48,726	$800,224	$2,279,986	$177,885	$831,016	$2,933,117
Weighted average rate	5.83%	5.58%	5.68%	5.82%	5.80%	5.91%	5.74%	5.77%

Variable:
Variable-rate debt	46,412	-	1,313	47,725	652,414	-	40,321	692,735
Weighted average rate	6.05%	-%	1.44%	5.92%	6.31%	-%	1.77%	6.04%

Tax-Exempt	1,075	77	-	998	540,132	21,929	156,979	675,182
Weighted average rate	3.02%	3.89%	-%	2.95%	1.62%	2.70%	1.04%	1.45%

Total variable-rate debt	47,487	77	1,313	48,723	1,192,546	21,929	197,300	1,367,917

Total Nonrecourse Mortgage Debt	$814,480	$15,572	$50,039	$848,947	$3,472,532	$199,814	$1,028,316	$4,301,034
Weighted Average Rate	5.83%	5.58%	5.57%	5.82%	5.24%	5.56%	4.86%	5.14%

	Total
			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$4,083,105	$221,865	$1,039,074	$4,900,314
Weighted average rate	6.03%	5.93%	5.85%	6.00%

Variable:
Variable-rate debt	2,460,453	267,205	229,308	2,422,556
Weighted average rate	4.49%	3.73%	2.36%	4.37%

Tax-Exempt	914,507	84,129	200,667	1,031,045
Weighted average rate	2.20%	3.45%	1.02%	1.86%

Total variable-rate debt	3,374,960	351,334	429,975	3,453,601

Total Nonrecourse Mortgage Debt	$7,458,065	$573,199	$1,469,049	$8,353,915
Weighted Average Rate	5.05%	4.54%	4.65%	5.02%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our maturities for 2009, 2010 and 2011 as of July 31, 2009, as well as the level of exposure to various lending sources, operating/development designation and product type:
Upcoming Maturities Summary (dollars in thousands)
As of July 31, 2009

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2010	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$984,962	$362,345	$622,617	$66,361	$175,789	$732,045
Less: Scheduled Payments	59,812	19,072	40,740	3,249	6,873	44,364

Net Maturities	925,150	343,273	581,877	63,112	168,916	687,681

Add: Notes Payable	7,353	2,208	5,145	2,059	823	3,909

Total Maturities (including Notes Payable)	932,503	345,481	587,022	65,171	169,739	691,590

Closed Loans / To be Fully Amortized (3)	181,650	-	181,650	50,700	-	130,950
Committed Deals / Automatic Extensions (3)	153,183	62,383	90,800	-	33,124	123,924
Extension Available (1) (3)	452,482	184,555	267,927	12,412	88,645	344,160

Subtotal	787,315	246,938	540,377	63,112	121,769	599,034

Remaining to Finance	$145,188	$98,543	$46,645	$2,059	$47,970	$92,556

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2011	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$1,001,076	$88,524	$912,552	$15,326	$41,666	$938,892
Less: Scheduled Payments	104,234	29,705	74,529	2,557	15,307	87,279
Add: Corporate Debt (2)	42,583	-	42,583	-	-	42,583

Net Maturities	939,425	58,819	880,606	12,769	26,359	894,196

Add: Notes Payable	55,138	53,812	1,326	42	12,508	13,792

Total Maturities (including Notes Payable)	994,563	112,631	881,932	12,811	38,867	907,988

Closed Loans / To be Fully Amortized (3)	360,603	332	360,271	-	160	360,431
Committed Deals / Automatic Extensions (3)	20,402	-	20,402	481	-	19,921
Extension Available (1) (3)	113,629	22,832	90,797	-	9,779	100,576

Subtotal	494,634	23,164	471,470	481	9,939	480,928

Remaining to Finance	$499,929	$89,467	$410,462	$12,330	$28,928	$427,060

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2012	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$1,104,600	$287,985	$816,615	$134,128	$139,440	$821,927
Less: Scheduled Payments	95,740	23,255	72,485	2,850	12,142	81,777
Add: Corporate Debt (4)	272,500	-	272,500	-	-	272,500

Net Maturities	1,281,360	264,730	1,016,630	131,278	127,298	1,012,650

Add: Notes Payable	62,942	61,546	1,396	44	13,889	15,241

Total Maturities (including Notes Payable)	1,344,302	326,276	1,018,026	131,322	141,187	1,027,891

Closed Loans / To be Fully Amortized (3)	233	233	-	-	116	116
Committed Deals / Automatic Extensions (3)	49,900	49,900	-	-	24,950	24,950
Extension Available (1) (3)	362,683	26,705	335,978	71,895	13,235	277,318

Subtotal	412,816	76,838	335,978	71,895	38,301	302,384

Remaining to Finance	$931,486	$249,438	$682,048	$59,427	$102,886	$725,507

(1)
Includes loans that have extension options available, all of which require some predefined condition in order to qualify for the extension, such as, meeting or exceeding leasing hurdles, loan to value ratios or debt service coverage requirements. We cannot give assurance that the defined hurdles or milestones will be acheived to qualify for these extensions.

(2)
The credit facility amount of $42,583 outstanding as of July 31, 2009 has a maximum commitment of $750,000. The remaining availability of $707,417 is further reduced by $66,666 in outstanding letters of credit as of July 31, 2009.

(3)	Reflects activity through September 8, 2009.
(4)	Outstanding principal amount of the puttable equity-linked senior notes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities at 100%, by Operations and Development Projects (dollars in thousands)
As of July 31, 2009

	Total
Year Ending January 31,	2010	2011	2012	by Type	Percent	Max	Median

Operating	$638,756	$560,081	$792,957	$1,991,794	63%	$272,500	$17,156

Development/ Land	83,925	19,073	240,231	343,229	11%	156,891	5,061

Under Construction	202,469	360,271	248,172	810,912	26%	360,271	104,150

Total By Maturity	$925,150	$939,425	$1,281,360	$3,145,935	100%	$360,271	$13,694

Net Maturities at 100%, by Lender Type (dollars in thousands)
As of July 31, 2009

Year Ending January 31,	2010	2011	2012	Total	Percent	Max	Median

Conventional Lenders	$705,424	$564,639	$599,742	$1,869,805	59%	$360,271	$12,403

Life Insurance	38,571	166,364	305,027	509,962	16%	97,490	45,858

Fannie/Freddie	96,225	28,377	65,700	190,302	6%	80,000	10,895

State and Local Government	1,774	11,178	8,839	21,791	1%	10,903	1,190

Securitized	83,156	168,867	302,052	554,075	18%	272,500	42,195

Total By Maturity	$925,150	$939,425	$1,281,360	$3,145,935	100%	$360,271	$13,694

Net Maturities at 100%, by Product Type (dollars in thousands)
As of July 31, 2009

Year Ending January 31,	2010	2011	2012	Total	Percent	Max	Median

Apartments	$96,225	$28,377	$253,839	$378,441	12%	$104,150	$11,362

Retail	561,044	546,647	188,819	1,296,510	41%	360,271	17,773

Office	185,730	244,211	325,971	755,912	24%	130,718	16,960

Hotel	-	63,858	-	63,858	2%	45,858	31,929

Land	82,151	13,749	240,231	336,131	11%	156,891	5,216

Corporate	-	42,583	272,500	315,083	10%	272,500	157,542

Total By Maturity	$925,150	$939,425	$1,281,360	$3,145,935	100%	$360,271	$13,694

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Operations and Development Projects (dollars in thousands)
As of July 31, 2009

						Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)

Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2012	Total

Operating	$638,756	$560,081	$792,957	$1,991,794	$181,524	$49,140	$154,688	$385,352	$457,232	$510,941	$638,269	$1,606,442
Count	18	22	22	62	9	6	9	24	9	16	13	38

Development/ Land (1)	83,925	19,073	240,231	343,229	12,207	9,679	96,737	118,623	71,718	9,394	143,494	224,606
Count	10	3	6	19	3	1	4	8	7	2	2	11

Under Construction (2)	202,469	360,271	248,172	810,912	149,542	-	13,305	162,847	52,927	360,271	234,867	648,065
Count	2	1	4	7	1	-	1	2	1	1	3	5

Total By Maturity	$925,150	$939,425	$1,281,360	$3,145,935	$343,273	$58,819	$264,730	$666,822	$581,877	$880,606	$1,016,630	$2,479,113
Total Count	30	26	32	88	13	7	14	34	17	19	18	54

(1)	$343,229 and $224,606 outstanding at 100% and Full Consolidation, respectively, have maximum commitments available of $386,537 at 100% and $236,989 at Full Consolidation.

(2)	$810,912 and $648,065 outstanding at 100% and Full Consolidation, respectively, have maximum commitments available of $1,357,517 at 100% and $1,117,900 at Full Consolidation.
Net Maturities by Lender Type (dollars in thousands)
As of July 31, 2009

						Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)

Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2012	Total

Conventional Lenders (1)	$705,424	$564,639	$599,742	$1,869,805	$218,532	$32,567	$136,747	$387,846	$486,892	$532,072	$462,995	$1,481,959
Count	22	15	15	52	8	4	7	19	14	11	8	33

Life Insurance (2)	38,571	166,364	305,027	509,962	38,571	-	86,594	125,165	-	166,364	218,433	384,797
Count	2	3	6	11	2	-	2	4	-	3	4	7

Fannie/Freddie	96,225	28,377	65,700	190,302	84,396	25,975	41,157	151,528	11,829	2,402	24,543	38,774
Count	3	3	5	11	2	2	4	8	1	1	1	3

State and Local Government	1,774	11,178	8,839	21,791	1,774	277	232	2,283	-	10,901	8,607	19,508
Count	1	2	3	6	1	1	1	3	-	1	2	3

Securitized	83,156	168,867	302,052	554,075	-	-	-	-	83,156	168,867	302,052	554,075
Count	2	3	3	8	-	-	-	-	2	3	3	8

Total By Maturity	$925,150	$939,425	$1,281,360	$3,145,935	$343,273	$58,819	$264,730	$666,822	$581,877	$880,606	$1,016,630	$2,479,113
Total Count	30	26	32	88	13	7	14	34	17	19	18	54

(1)	Of the $1,869,805 at 100% and $1,481,959 at Full Consolidation, $52,549 and $21,695 at 100% and Full Consolidation, respectively, can be securitized by the Lender at the Lender’s options without the Company’s knowledge. As of July 31, 2009, it is the Company’s belief that loans described are currently not securitized.

(2)	Of the $509,962 at 100% and $384,797 at Full Consolidation, $121,866 and $45,858 at 100% and Full Consolidation, respectively, can be securitized by the Lender at the Lender’s options without the Company’s knowledge. As of July 31, 2009, it is the Company’s belief that loans described are currently not securitized.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Product Type (dollars in thousands)
As of July 31, 2009

						Less Unconsolidated				Full Consolidation
		At 100%				Investments at 100%				(GAAP)

Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2,012	Total

Apartments	$96,225	$28,377	$253,839	$378,441	$84,396	$25,975	$76,711	$187,082	$11,829	$2,402	$177,128	$191,359
Count	3	3	12	18	2	2	7	11	1	1	5	7

Retail	561,044	546,647	188,819	1,296,510	206,514	5,556	-	212,070	354,530	541,091	188,819	1,084,440
Count	12	10	4	26	5	2	-	7	7	8	4	19

Office	185,730	244,211	325,971	755,912	41,930	17,608	91,282	150,820	143,800	226,603	234,689	605,092
Count	6	7	9	22	4	2	3	9	2	5	6	13

Hotel	-	63,858	-	63,858	-	-	-	-	-	63,858	-	63,858
Count	-	2	-	2	-	-	-	-	-	2	-	2

Land	82,151	13,749	240,231	336,131	10,433	9,680	96,737	116,850	71,718	4,069	143,494	219,281
Count	9	3	6	18	2	1	4	7	7	2	2	11

Corporate	-	42,583	272,500	315,083	-	-	-	-	-	42,583	272,500	315,083
Count	-	1	1	2	-	-	-	-	-	1	1	2

Total By Maturity	$925,150	$939,425	$1,281,360	$3,145,935	$343,273	$58,819	$264,730	$666,822	$581,877	$880,606	$1,016,630	$2,479,113
Total Count	30	26	32	88	13	7	14	34	17	19	18	54

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – July 31, 2009 (unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

		(in thousands)
Assets
Real Estate
Completed rental properties
Residential	$1,722,415	$41,218	$809,495	$2,490,692
Commercial
Retail Centers	3,318,785	108,606	420,842	3,631,021
Office and other buildings	3,338,331	129,068	209,113	3,418,376
Corporate and other equipment	9,687	-	1	9,688

Total Completed rental properties	8,389,218	278,892	1,439,451	9,549,777

Projects under development
Residential
Under construction	695,311	143,254	26,597	578,654
In development	582,742	179,588	6,652	409,806
Commercial
Retail Centers
Under construction	731,896	67,351	230,206	894,751
In development	38,204	101	10,845	48,948
Office and other buildings
Under construction	219,941	104,545	5,728	121,124
In development	219,275	55,282	56,284	220,277

Total Projects under development	2,487,369	550,121	336,312	2,273,560
Land held for development or sale	219,676	20,042	114,584	314,218

Total Real Estate	11,096,263	849,055	1,890,347	12,137,555
Less accumulated depreciation	(1,510,177)	(54,771)	(353,040)	(1,808,446)

Real Estate, net	9,586,086	794,284	1,537,307	10,329,109

Cash and equivalents	192,416	7,666	12,197	196,947
Restricted cash	405,361	69,928	103,703	439,136
Notes and accounts receivable, net	393,311	16,027	63,915	441,199
Investments in and advances to affiliates	207,471	(102,702)	(51,086)	259,087
Other assets	898,156	71,194	71,107	898,069

Total Assets	$11,682,801	$856,397	$1,737,143	$12,563,547

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – July 31, 2009 (unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

		(in thousands)
Liabilities and Equity
Liabilities
Mortgage debt, nonrecourse
Completed rental properties
Residential	$1,067,391	$33,820	$622,976	$1,656,547
Commercial
Retail Centers	2,564,751	118,321	437,048	2,883,478
Office and other buildings	2,458,192	99,979	148,520	2,506,733

Total Completed rental properties	6,090,334	252,120	1,208,544	7,046,758

Projects under development
Residential
Under construction	546,100	134,353	90,169	501,916
In development	143,274	59,831	-	83,443
Commercial
Retail Centers
Under construction	413,197	26,463	108,296	495,030
In development	-	-	-	-
Office and other buildings
Under construction	130,718	71,895	-	58,823
In development	65,205	23,952	7,089	48,342

Total Projects under development	1,298,494	316,494	205,554	1,187,554
Land held for development or sale	69,237	4,585	54,951	119,603

Total Mortgage debt, nonrecourse	7,458,065	573,199	1,469,049	8,353,915
Notes payable	173,024	13,154	96,014	255,884
Bank revolving credit facility	42,583	-	-	42,583
Senior and subordinated debt	831,469	-	-	831,469
Accounts payable and accrued expenses	1,194,262	97,221	172,913	1,269,954
Deferred income taxes	458,378	-	-	458,378

Total Liabilities	10,157,781	683,574	1,737,976	11,212,183

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,253,542	-	-	1,253,542
Accumulated other comprehensive loss	(88,199)	-	-	(88,199)

Total Shareholders’ Equity	1,165,343	-	-	1,165,343

Noncontrolling interest	359,677	172,823	(833)	186,021	(1)

Total Equity	1,525,020	172,823	(833)	1,351,364

Total Liabilities and Equity	$11,682,801	$856,397	$1,737,143	$12,563,547

(1)	The $186,021 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s noncontrolling interest in the Forest City Ratner Company portfolio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – January 31, 2009 (unaudited)

	Full		Plus	Pro-Rata
	Consolidation	Less	Unconsolidated	Consolidation
	(GAAP)	Noncontrolling	Investments at	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	(As Adjusted)
	(in thousands)

Assets
Real Estate
Completed rental properties
Residential	$1,701,737	$37,677	$781,758	$2,445,818
Commercial
Retail Centers	3,242,908	84,003	418,820	3,577,725
Office and other buildings	3,256,301	116,427	190,506	3,330,380
Corporate and other equipment	11,198	-	1	11,199

Total Completed rental properties	8,212,144	238,107	1,391,085	9,365,122

Projects under development
Residential
Under construction	512,859	110,944	53,129	455,044
In development	613,934	181,689	8,133	440,378
Commercial
Retail Centers
Under construction	653,508	43,721	203,931	813,718
In development	37,712	101	10,825	48,436
Office and other buildings
Under construction	210,569	77,144	24,704	158,129
In development	212,634	54,033	53,921	212,522

Total Projects under development	2,241,216	467,632	354,643	2,128,227
Land held for development or sale	195,213	19,629	122,377	297,961

Total Real Estate	10,648,573	725,368	1,868,105	11,791,310
Less accumulated depreciation	(1,419,271)	(47,555)	(332,619)	(1,704,335)

Real Estate, net	9,229,302	677,813	1,535,486	10,086,975

Cash and equivalents	267,305	5,111	11,858	274,052
Restricted cash	291,224	31,529	115,863	375,558
Notes and accounts receivable, net	427,410	14,767	65,488	478,131
Investments in and advances to affiliates	228,995	(95,740)	(60,221)	264,514
Other assets	936,271	63,022	77,733	950,982

Total Assets	$11,380,507	$696,502	$1,746,207	$12,430,212

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – January 31, 2009 (unaudited)

	Full		Plus	Pro-Rata
	Consolidation	Less	Unconsolidated	Consolidation
	(GAAP)	Noncontrolling	Investments at	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	(As Adjusted)
	(in thousands)

Liabilities and Equity
Liabilities
Mortgage debt, nonrecourse
Completed rental properties
Residential	$1,078,486	$30,524	$618,829	$1,666,791
Commercial
Retail Centers	2,532,986	83,953	437,451	2,886,484
Office and other buildings	2,474,846	100,560	116,964	2,491,250

Total Completed rental properties	6,086,318	215,037	1,173,244	7,044,525

Projects under development
Residential
Under construction	264,250	61,986	103,574	305,838
In development	156,549	65,375	-	91,174
Commercial
Retail Centers
Under construction	337,218	22,446	99,684	414,456
In development	-	-	-	-
Office and other buildings
Under construction	72,608	36,304	15,623	51,927
In development	70,668	26,352	22,398	66,714

Total Projects under development	901,293	212,463	241,279	930,109
Land held for development or sale	90,779	11,519	60,491	139,751

Total Mortgage debt, nonrecourse	7,078,390	439,019	1,475,014	8,114,385
Notes payable	181,919	12,794	90,013	259,138
Bank revolving credit facility	365,500	-	-	365,500
Senior and subordinated debt	846,064	-	-	846,064
Accounts payable and accrued expenses	1,277,199	93,663	181,961	1,365,497
Deferred income taxes	455,336	-	-	455,336

Total Liabilities	10,204,408	545,476	1,746,988	11,405,920

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	945,792	-	-	945,792
Accumulated other comprehensive loss .	(107,521)	-	-	(107,521)

Total Shareholders’ Equity	838,271	-	-	838,271

Noncontrolling interest	337,828	151,026	(781)	186,021	(1)

Total Equity	1,176,099	151,026	(781)	1,024,292

Total Liabilities and Equity	$11,380,507	$696,502	$1,746,207	$12,430,212

(1)	The $186,021 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s noncontrolling interest in the Forest City Ratner Company portfolio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended July 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)

Revenues from real estate operations	$316,735	$13,142	$97,417	$401,010

Expenses
Operating expenses	165,544	5,657	72,992	232,879
Depreciation and amortization	67,853	318	13,836	81,371
Impairment of real estate	1,451	-	11,903	13,354

	234,848	5,975	98,731	327,604

Interest expense	(80,223)	(3,368)	(16,494)	(93,349)
Amortization of mortgage procurement costs	(3,450)	(163)	(657)	(3,944)
Gain on early extinguishment of debt	9,063	-	-	9,063

Interest and other income	11,594	203	732	12,123

Earnings (loss) before income taxes	18,871	3,839	(17,733)	(2,701)

Income tax expense (benefit)
Current	(6,107)	-	-	(6,107)
Deferred	5,576	-	-	5,576

	(531)	-	-	(531)

Equity in earnings (loss), including impairment of unconsolidated entities	(17,438)	(86)	17,733	381

Net earnings (loss)	1,964	3,753	-	(1,789)
Net earnings attributable to noncontrolling interest	(3,753)	(3,753)	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(1,789)	$-	$-	$(1,789)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Six Months Ended July 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)

Revenues from real estate operations	$629,764	$25,561	$188,292	$813	$793,308

Expenses
Operating expenses	360,391	11,302	136,070	320	485,479
Depreciation and amortization	134,311	1,725	31,416	107	164,109
Impairment of real estate	2,575	-	21,463	-	24,038

	497,277	13,027	188,949	427	673,626

Interest expense	(171,931)	(6,800)	(32,774)	(322)	(198,227)
Amortization of mortgage procurement costs	(7,121)	(323)	(1,283)	(5)	(8,086)
Gain (loss) on early extinguishment of debt	9,063	-	(176)	-	8,887

Interest and other income	18,402	343	1,205	-	19,264
Gain on disposition of rental properties	-	-	-	4,548	4,548

Earnings (loss) before income taxes	(19,100)	5,754	(33,685)	4,607	(53,932)

Income tax expense (benefit)
Current	(13,438)	-	-	3,777	(9,661)
Deferred	(9,364)	-	-	(1,990)	(11,354)

	(22,802)	-	-	1,787	(21,015)

Equity in earnings (loss), including impairment of unconsolidated entities	(33,304)	(68)	33,685	-	449

Earnings (loss) from continuing operations	(29,602)	5,686	-	2,820	(32,468)

Discontinued operations, net of tax:
Operating earnings from rental properties	36	-	-	(36)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-

	2,820	-	-	(2,820)	-

Net earnings (loss)	(26,782)	5,686	-	-	(32,468)
Net earnings attributable to noncontrolling interest	(5,686)	(5,686)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(32,468)	$-	$-	$-	$(32,468)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended July 31, 2008 (Unaudited)

	Full		Plus		Pro-Rata
	Consolidation	Less	Unconsolidated	Plus	Consolidation
	(GAAP)	Noncontrolling	Investments at	Discontinued	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	Operations	(As Adjusted)
			(in thousands)

Revenues from real estate operations	$327,591	$15,053	$108,196	$2,810	$423,544

Expenses
Operating expenses	185,658	5,324	80,936	508	261,778
Depreciation and amortization	69,616	1,548	11,153	747	79,968
Impairment of real estate	-	-	6,026	-	6,026

	255,274	6,872	98,115	1,255	347,772

Interest expense	(81,403)	(3,402)	(17,767)	(1,067)	(96,835)
Amortization of mortgage procurement costs	(3,082)	(117)	(456)	(87)	(3,508)
Loss on early extinguishment of debt	(52)	-	-	-	(52)

Interest and other income	12,884	652	1,482	34	13,748
Gain on disposition of rental properties	-	-	(208)	8,627	8,419

Earnings (loss) before income taxes	664	5,314	(6,868)	9,062	(2,456)

Income tax expense (benefit)
Current	(10,906)	-	-	(876)	(11,782)
Deferred	14,407	-	-	4,377	18,784

	3,501	-	-	3,501	7,002

Equity in earnings (loss), including impairment of unconsolidated entities	(5,942)	(146)	6,868	-	1,072

Earnings (loss) from continuing operations	(8,779)	5,168	-	5,561	(8,386)

Discontinued operations, net of tax:
Operating earnings from rental properties	267	-	-	(267)	-
Gain on disposition of rental properties	5,294	-	-	(5,294)	-

	5,561	-	-	(5,561)	-

Net earnings (loss)	(3,218)	5,168	-	-	(8,386)
Net earnings attributable to noncontrolling interest	(5,168)	(5,168)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(8,386)	$-	$-	$-	$(8,386)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Six Months Ended July 31, 2008 (Unaudited)

	Full		Plus		Pro-Rata
	Consolidation	Less	Unconsolidated	Plus	Consolidation
	(GAAP)	Noncontrolling	Investments at	Discontinued	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	Operations	(As Adjusted)
	(in thousands)

Revenues from real estate operations	$632,601	$31,566	$199,342	$5,990	$806,367

Expenses
Operating expenses	393,014	17,043	145,511	1,039	522,521
Depreciation and amortization	135,622	2,531	30,207	1,410	164,708
Impairment of real estate	-	-	6,026	-	6,026

	528,636	19,574	181,744	2,449	693,255

Interest expense	(163,876)	(6,742)	(36,180)	(2,331)	(195,645)
Amortization of mortgage procurement costs	(5,934)	(269)	(1,047)	(184)	(6,896)
Loss on early extinguishment of debt	(5,231)	(119)	(22)	-	(5,134)

Interest and other income	21,282	1,127	3,083	41	23,279
Gain on disposition of rental properties and other investments	150	-	673	8,627	9,450

Earnings (loss) before income taxes	(49,644)	5,989	(15,895)	9,694	(61,834)

Income tax expense (benefit)
Current	(10,555)	-	-	(736)	(11,291)
Deferred	(5,803)	-	-	4,481	(1,322)

	(16,358)	-	-	3,745	(12,613)

Equity in earnings (loss), including impairment of unconsolidated entities	(15,589)	(127)	15,895	-	433

Earnings (loss) from continuing operations	(48,875)	5,862	-	5,949	(48,788)

Discontinued operations, net of tax:
Operating earnings from rental properties	655	-	-	(655)	-
Gain on disposition of rental properties	5,294	-	-	(5,294)	-

	5,949	-	-	(5,949)	-

Net earnings (loss)	(42,926)	5,862	-	-	(48,788)
Net earnings attributable to noncontrolling interest	(5,862)	(5,862)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(48,788)	$-	$-	$-	$(48,788)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	July 31, 2009	January 31, 2009
	(in thousands)

Members’ and partners’ equity as below	$535,585	$595,163
Equity of other members and partners	484,499	534,942

Company’s investment in partnerships	$51,086	$60,221
Advances to and on behalf of other affiliates	156,385	168,774

Total Investments in and Advances to Affiliates	$207,471	$228,995

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	July 31, 2009	January 31, 2009	July 31, 2009	January 31, 2009
		(in thousands)

Balance Sheet:
Real Estate
Completed rental properties	$4,236,641	$3,967,896	$1,439,451	$1,391,085
Projects under development	866,112	931,411	336,312	354,643
Land held for development or sale	263,988	278,438	114,584	122,377

Total Real Estate	5,366,741	5,177,745	1,890,347	1,868,105

Less accumulated depreciation	(741,282)	(680,013)	(353,040)	(332,619)

Real Estate, net	4,625,459	4,497,732	1,537,307	1,535,486

Restricted cash - Military housing bond funds	633,509	795,616	33,277	43,085
Other restricted cash	201,456	207,507	70,426	72,778
Other assets	443,156	482,431	147,219	155,079

Total Assets	$5,903,580	$5,983,286	$1,788,229	$1,806,428

Mortgage debt, nonrecourse	$4,564,633	$4,571,375	$1,469,049	$1,475,014
Other liabilities	803,362	816,748	268,927	271,974

Total Liabilities	5,367,995	5,388,123	1,737,976	1,746,988

Members’ and partners’ equity	535,585	595,163	51,086	60,221
Noncontrolling interest	-	-	(833)	(781)

Total Equity	535,585	595,163	50,253	59,440

Total Liabilities and Members’/Partners’ Equity	$5,903,580	$5,983,286	$1,788,229	$1,806,428

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended July 31,	2009	2008	2009	2008
		(in thousands)

Operations:
Revenues	$242,917	$253,310	$97,417	$108,196
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	381	1,072
Operating expenses	(167,540)	(200,470)	(72,992)	(80,936)
Interest expense	(55,688)	(55,629)	(16,494)	(17,767)
Impairment of unconsolidated entities (1)	(11,903)	(45,713)	(11,903)	(6,026)
Depreciation and amortization	(43,022)	(29,938)	(14,493)	(11,609)
Interest and other income	3,564	14,654	732	1,482
Preferred return on disposition	-	(208)	-	(208)
Noncontrolling interest	-	-	(86)	(146)

Loss from continuing operations	(31,672)	(63,994)	(17,438)	(5,942)

Discontinued operations:
Operating loss from rental properties	-	(81)	-	-

Net loss (pre-tax)	$(31,672)	$(64,075)	$(17,438)	$(5,942)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Six Months Ended July 31,	2009	2008	2009	2008
		(in thousands)

Operations:
Revenues	$487,631	$494,148	$188,292	$199,342
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	449	433
Operating expenses	(332,070)	(369,356)	(136,070)	(145,511)
Interest expense including early extinguishment of debt	(114,273)	(115,162)	(32,950)	(36,202)
Impairment of unconsolidated entities (1)	(23,203)	(45,713)	(21,463)	(6,026)
Depreciation and amortization	(92,928)	(78,157)	(32,699)	(31,254)
Interest and other income	8,774	32,018	1,205	3,083
Preferred return on disposition	-	(208)	-	(208)
Noncontrolling interest	-	-	(68)	(127)

Loss from continuing operations	(66,069)	(82,430)	(33,304)	(16,470)

Discontinued operations:
Operating loss from rental properties	-	(99)	-	-
Gain on disposition of unconsolidated entities (2)	-	3,070	-	881

Discontinued operations subtotal	-	2,971	-	881

Net loss (pre-tax)	$(66,069)	$(79,459)	$(33,304)	$(15,589)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(1)	The following tables show the detail of the impairment of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Three Months Ended July 31,
		2009	2008	2009	2008
			(in thousands)

Apartment Communities
Fenimore Court	(Detroit, Michigan)	$693	$-	$693	$-
Millender Center	(Detroit, Michigan)	2,818	-	2,818	-
Uptown Apartments	(Oakland, California)	6,781	-	6,781	-
Navy Midwest (Military Housing Project)	(Chicago, Illinois)	-	30,000	-	300
Specialty Retail Centers
Southgate Mall	(Yuma, Arizona)	1,611	-	1,611	-
El Centro Mall	(El Centro, California)	-	3,342	-	1,263
Mercury (Condominiums)	(Los Angeles, California)	-	12,006	-	4,098
Old Stone Crossing at Caldwell Creek (Land Development)	(Charlotte, North Carolina)	-	365	-	365

Total impairment of unconsolidated entities		$11,903	$45,713	$11,903	$6,026

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Six Months Ended July 31,
		2009	2008	2009	2008
			(in thousands)

Apartment Communities
Fenimore Court	(Detroit, Michigan)	$693	$-	$693	$-
Metropolitan Lofts	(Los Angeles, California)	1,039	-	1,039	-
Millender Center	(Detroit, Michigan)	7,070	-	7,070	-
Residences at University Park	(Cambridge, Massachusetts)	855	-	855	-
Uptown Apartments	(Oakland, California)	6,781	-	6,781	-
Classic Residence by Hyatt (Supported-living Apartments)	(Yonkers, New York)	4,892	-	3,152	-
Navy Midwest (Military Housing Project)	(Chicago, Illinois)	-	30,000	-	300
Specialty Retail Centers
Southgate Mall	(Yuma, Arizona)	1,611	-	1,611	-
El Centro Mall	(El Centro, California)	-	3,342	-	1,263
Mercury (Condominiums)	(Los Angeles, California)	-	12,006	-	4,098
Old Stone Crossing at Caldwell Creek (Land Development)	(Charlotte, North Carolina)	122	365	122	365
Other		140	-	140	-

Total impairment of unconsolidated entities		$23,203	$45,713	$21,463	$6,026

(2)
Upon disposition, investments accounted for on the equity method are not classified as discontinued operations under the provision of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” therefore, gains or losses on the sale of equity method properties are reported in continuing operations when sold. During the six months ended July 31, 2008, the Company sold its share in One International Place, an equity method investment located in Cleveland, Ohio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“Rental Properties”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, management and acquisition of real estate projects, including regional malls, specialty/urban retail centers, office and life science buildings, hotels, mixed-use projects, as well as large land development projects, residential rental properties, development of for-sale condominium projects and also owns interests in entities that develop and manage military family housing.
The following is a summary of the real estate activity of Rental Properties as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.

	Pro-Rata Consolidation (Non-GAAP)

	Six Months Ended
	July 31,		For the Years Ended January 31,
	2009		2009		2008		2007
			(in thousands)

Rental Properties – Real Estate Activity
Real estate
Completed rental properties	$9,540,089		$9,353,924		$8,457,590		$7,510,737
Projects under development	2,273,560		2,128,065		1,827,219		1,570,112
Land held for development or sale	119,386		116,675		90,151		79,909

Total real estate - Rental Properties	11,933,035		11,598,664		10,374,960		9,160,758
Less accumulated depreciation	(1,803,548)		(1,698,362)		(1,468,313)		(1,295,623)

Real estate, net - Rental Properties	$10,129,487		$9,900,302		$8,906,647		$7,865,135

Plus real estate, net - Land Group and Corporate	199,622		186,673		182,031		170,811

Real estate, net - Forest City Enterprises	$10,329,109		$10,086,975		$9,088,678		$8,035,946

Real estate activity during the year
Completed rental properties
Capital expenditures	$25,590		$99,130		$108,166		$87,237
Transferred from projects under development	239,331		729,370		707,827		547,667
Acquisitions	-		98,160		335,750		314,779
Exchange of cash and Class A Common Units for partner’s interest	-		-		-		228,958
Other (5)	(48,511)		116,679		8,502		310,275

Total additions	216,410		1,043,339		1,160,245		1,488,916
Dispositions	(30,245	) (1)	(147,005	) (2)	(213,392	) (3)	(297,368	) (4)

Completed rental properties, net additions	186,165		896,334		946,853		1,191,548

Projects under development
New development	421,254		1,023,035		1,119,554		813,834
Transferred to completed rental properties	(239,331)		(729,370)		(707,827)		(547,667)
Cost of land sales	(36,428)		(34,391)		(161,492)		(38,135)
Other (6)	-		41,572		6,872		145,417

Projects under development, net additions	145,495		300,846		257,107		373,449

Land held for development or sale, net additions	2,711		26,524		10,242		29,634

Increase in real estate, at cost	$334,371		$1,223,704		$1,214,202		$1,594,631

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Six Months Ended July 31, 2009	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
2009
Real estate
Completed rental properties	$8,379,531	$278,892	$1,439,450	$-	$9,540,089
Projects under development	2,487,369	550,121	336,312	-	2,273,560
Land held for development or sale	68,684	5,642	56,344	-	119,386

Total real estate - Rental Properties	10,935,584	834,655	1,832,106	-	11,933,035
Less accumulated depreciation	(1,505,280)	(54,771)	(353,039)	-	(1,803,548)

Real estate, net - Rental Properties	$9,430,304	$779,884	$1,479,067	$-	$10,129,487

Plus real estate, net - Land Group and Corporate	155,782	14,400	58,240	-	199,622

Real estate, net - Forest City Enterprises	$9,586,086	$794,284	$1,537,307	$-	$10,329,109

Real estate activity during the year
Completed rental properties
Capital expenditures	$19,770	$1,605	$7,425	$-	$25,590
Transferred from projects under development	202,488	9,205	46,048	-	239,331
Acquisitions	-	-	-	-	-
Other (5)	(13,429)	29,975	(5,107)	-	(48,511)

Total additions	208,829	40,785	48,366	-	216,410
Dispositions	(30,245)	-	-	-	(30,245	) (1)

Completed rental properties, net additions	178,584	40,785	48,366	-	186,165

Projects under development
New development	469,156	91,694	43,792	-	421,254
Transferred to completed rental properties	(202,488)	(9,205)	(46,048)	-	(239,331)
Cost of land sales	(20,353)	-	(16,075)	-	(36,428)

Projects under development, net additions	246,315	82,489	(18,331)	-	145,495

Land held for development or sale, net additions	140	(130)	2,441	-	2,711

Increase (decrease) in real estate, at cost	$425,039	$123,144	$32,476	$-	$334,371

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
2009
Real estate - end of year
Completed rental properties	$8,200,947	$238,107	$1,391,084	$-	$9,353,924
Projects under development	2,241,054	467,632	354,643	-	2,128,065
Land held for development or sale	68,544	5,772	53,903	-	116,675

Total real estate - Rental Properties	10,510,545	711,511	1,799,630	-	11,598,664
Less accumulated depreciation	(1,413,299)	(47,555)	(332,618)	-	(1,698,362)

Real estate, net - Rental Properties	$9,097,246	$663,956	$1,467,012	$-	$9,900,302

Plus real estate, net - Land Group and Corporate	132,056	13,857	68,474	-	186,673

Real estate, net - Forest City Enterprises	$9,229,302	$677,813	$1,535,486	$-	$10,086,975

Real estate activity during the year
Completed rental properties
Capital expenditures	$90,348	$2,415	$11,197	$-	$99,130
Transferred from projects under development	591,992	10,886	148,264	-	729,370
Acquisitions	80,972	2,641	19,829	-	98,160
Other (5)	13,031	(94,407)	9,241	-	116,679

Total additions	776,343	(78,465)	188,531	-	1,043,339
Dispositions	(128,010)	(17,820)	(5,487)	(31,328)	(147,005	) (2)

Completed rental properties, net additions	648,333	(96,285)	183,044	(31,328)	896,334

Projects under development
New development	922,248	134,386	235,173	-	1,023,035
Transferred to completed rental properties	(591,992)	(10,886)	(148,264)	-	(729,370)
Cost of land sales	(12,264)	(141)	(22,268)	-	(34,391)
Other (6)	416,695	158,467	(216,656)	-	41,572

Projects under development, net additions	734,687	281,826	(152,015)	-	300,846

Land held for development or sale, net additions	15,930	851	11,445	-	26,524

Increase (decrease) in real estate, at cost	$1,398,950	$186,392	$42,474	$(31,328)	$1,223,704

2008
Real estate - end of year
Completed rental properties	$7,552,614	$334,392	$1,208,040	$31,328	$8,457,590
Projects under development	1,506,367	185,806	506,658	-	1,827,219
Land held for development or sale	52,614	4,921	42,458	-	90,151

Total real estate - Rental Properties	9,111,595	525,119	1,757,156	31,328	10,374,960
Less accumulated depreciation	(1,239,163)	(73,924)	(301,604)	(1,470)	(1,468,313)

Real estate, net - Rental Properties	$7,872,432	$451,195	$1,455,552	$29,858	$8,906,647

Plus real estate, net - Land Group and Corporate	108,891	2,737	75,877	-	182,031

Real estate, net - Forest City Enterprises	$7,981,323	$453,932	$1,531,429	$29,858	$9,088,678

Real estate activity during the year
Completed rental properties
Capital expenditures	$91,677	$3,588	$20,077	$-	$108,166
Transferred from projects under development	681,021	11,656	38,462	-	707,827
Acquisitions	334,655	-	1,095	-	335,750
Other (5)	17,652	(27,175)	(36,325)	-	8,502

Total additions	1,125,005	(11,931)	23,309	-	1,160,245
Operating property held for sale	(31,328)	-	-	31,328	-
Dispositions	(190,534)	-	(22,858)	-	(213,392	) (3)

Completed rental properties, net additions	903,143	(11,931)	451	31,328	946,853

Projects under development
New development	908,349	71,499	282,704	-	1,119,554
Transferred to completed rental properties	(681,021)	(11,656)	(38,462)	-	(707,827)
Cost of land sales	(125,940)	(697)	(36,249)	-	(161,492)
Other (6)	6,872	-	-	-	6,872

Projects under development, net additions	108,260	59,146	207,993	-	257,107

Land held for development or sale, net additions	(5,794)	(596)	15,440	-	10,242

Increase (decrease) in real estate, at cost	$1,005,609	$46,619	$223,884	$31,328	$1,214,202

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Year Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
2007
Real estate - end of year
Completed rental properties	$6,649,471	$346,323	$1,207,589	$-	$7,510,737
Projects under development	1,398,107	126,660	298,665	-	1,570,112
Land held for development or sale	58,408	5,517	27,018	-	79,909

Total real estate - Rental Properties	8,105,986	478,500	1,533,272	-	9,160,758
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	-	(1,295,623)

Real estate, net - Rental Properties	$7,025,554	$407,637	$1,247,218	$-	$7,865,135

Plus real estate, net - Land Group and Corporate	119,764	515	51,562	-	170,811

Real estate, net - Forest City Enterprises	$7,145,318	$408,152	$1,298,780	$-	$8,035,946

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,663	$17,488	$26,062	$-	$87,237
Transferred from projects under development	359,649	6,835	194,853	-	547,667
Acquisitions	218,763	17,785	113,801	-	314,779
Exchange of cash and Class A Common Units for partner’s interest	228,958	-	-	-	228,958
Other (5)	32,884	(330,388)	(52,997)	-	310,275

Total additions	918,917	(288,280)	281,719	-	1,488,916
Dispositions	(423,281)	(131,224)	(5,311)	-	(297,368	) (4)

Completed rental properties, net additions	495,636	(419,504)	276,408	-	1,191,548

Projects under development
New development	686,039	49,927	177,722	-	813,834
Transferred to completed rental properties	(359,649)	(6,835)	(194,853)	-	(547,667)
Cost of land sales	(29,085)	(673)	(9,723)	-	(38,135)
Other (6)	214,546	-	(69,129)	-	145,417

Projects under development, net additions	511,851	42,419	(95,983)	-	373,449

Land held for development or sale, net additions	20,317	2,097	11,414	-	29,634

Increase (decrease) in real estate, at cost	$1,027,804	$(374,988)	$191,839	$-	$1,594,631

(1)	Reflects the disposition of Grand Avenue, a 100,000 square foot specialty retail center in Queens, New York.

(2)
Primarily reflects the dispositions of: Sterling Glen of Lynbrook (a 130-unit supported-living apartment community in Lynbrook, New York), Sterling Glen of Rye Brook (a 168-unit supported-living apartment community in Rye Brook, New York), One International Place (an 88,000 square foot office building in Cleveland, Ohio) and Emery Richmond (a 5,000 square foot office building in Warrensville Heights, Ohio).

(3)
Primarily reflects the dispositions of: Landings of Brentwood (a 724-unit apartment community in Nashville, Tennessee), Sterling Glen of Bayshore (an 85-unit supported-living apartment community in Bayshore, New York), Sterling Glen of Center City (a 135-unit supported-living apartment community in Philadelphia, Pennsylvania), Sterling Glen of Darien (an 80-unit supported-living apartment community in Darien, Connecticut), Sterling Glen of Forest Hills (an 83-unit supported-living apartment community in Forest Hills, New York), Sterling Glen of Plainview (a 79-unit supported-living apartment community in Plainview, New York), Sterling Glen of Stamford (a 166-unit supported-living apartment community in Stamford, Connecticut), University Park at MIT Hotel (210 rooms in Cambridge, Massachusetts).

(4)
Primarily reflects the dispositions of: Providence at Palm Harbor (a 236-unit apartment community in Tampa, Florida), Mount Vernon Square (a 1,387-unit apartment community in Alexandria, Virginia), Midtown Plaza (a 240,000 square foot specialty retail center in Parma, Ohio), G Street (a 13,000 square foot retail center in Philadelphia, Pennsylvania), Battery Park City (a 166,000 square foot specialty retail center in Manhattan, New York), Embassy Suites Hotel and Hilton Times Square (463 and 444 rooms respectively in Manhattan, New York).

(5)
Relates to non-cash changes in completed rental properties with increases primarily due to assuming a larger portion of the existing mortgage debt upon acquisition of a partners’ interest and decreases primarily due to impairment of real estate assets.

(6)
Change to full consolidation method of accounting from equity method due to the occurrence of a triggering event as described in FIN No. 46(R), “Consolidation of Variable Interest Entities,” for Waterfront Station, Village at Gulfstream Park, Shops at Wiregrass and a mixed-use development project located in Las Vegas, Nevada in the Commercial Group for the year ended January 31, 2009 and primarily New York Times for the year ended January 31, 2007. This also includes the retrospective application of FSP APB 14-1.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Loss Attributable to Forest City Enterprises, Inc. – Net loss attributable to Forest City Enterprises, Inc. for the three months ended July 31, 2009 was $1,789,000 versus $8,386,000 for the three months ended July 31, 2008. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance is primarily attributable to the following increases, which are net of tax and noncontrolling interest:
•
$5,580,000 ($9,115,000, pre-tax) related to the gain on early extinguishment of nonrecourse mortgage debt in 2009 primarily at Gladden Farms, a land development project located in Marana, Arizona. This gain was partially offset by a charge to early extinguishment of debt as a result of the payment of $20,400,000 in redevelopment bonds by one of our consolidated wholly-owned subsidiaries;

•
$4,032,000 related to increased income tax benefit on operating income as calculated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes” (“SFAS No. 109”);

•
$2,428,000 ($3,966,000, pre-tax) related to a decrease in corporate operating expenses primarily attributable to the impact of cost savings initiatives including headcount reductions instituted in the fourth quarter of 2008 and the first quarter of 2009 that resulted in reductions in compensation and related benefits, charitable contributions and general corporate expenses;

•
$2,050,000 ($3,349,000, pre-tax) related to a gain recognized in 2009 for insurance proceeds received related to fire damage of an apartment building in excess of the net book value of the damaged asset; and

•
$1,927,000 ($3,147,000, pre-tax) related to the change in fair market value of derivatives between the comparable periods, which was marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting.

These increases were partially offset by the following decreases, net of tax and noncontrolling interest:
•	$5,294,000 ($8,627,000, pre-tax) related to the 2008 gain on disposition of Sterling Glen of Lynbrook, a supported-living apartment community in Lynbrook, New York;

•	$3,589,000 ($5,877,000, pre-tax) related to the 2009 increase in impairment charges of unconsolidated entities;

•	$2,056,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company; and

•	$1,864,000 ($3,038,000, pre-tax) related to the income earned on the Denver Urban Renewal Authority (“DURA”) purchase obligation and fee in 2008 that did not recur.
Net loss attributable to Forest City Enterprises, Inc. for the six months ended July 31, 2009 was $32,468,000 versus $48,788,000 for the six months ended July 31, 2008. This variance is primarily attributable to the following increases, which are net of tax and noncontrolling interest:
•
$8,584,000 ($14,021,000, pre-tax) related to the gain on early extinguishment of nonrecourse mortgage debt in 2009, primarily as a result of the gain on the early extinguishment of nonrecourse mortgage debt at Gladden Farms. This gain was partially offset by a charge to early extinguishment of debt as a result of the payment of $20,400,000 in redevelopment bonds by one of our consolidated wholly-owned subsidiaries. For the six months ended July 31, 2008, the amounts represent the impact of early extinguishment of nonrecourse mortgage debt at Galleria at Sunset, a regional mall located in Henderson, Nevada, and 1251 S. Michigan and Sky55, apartment communities located in Chicago, Illinois, in order to secure more favorable financing terms. These charges were partially offset by a gain on the early extinguishment of the Urban Development Action Grant loan at Post Office Plaza, an office building located in Cleveland, Ohio;

•	$6,444,000 related to increased income tax benefit on operating income as calculated in accordance with SFAS No. 109;

•	$5,550,000 ($9,066,000, pre-tax) of decreased write-offs of abandoned development projects in 2009 compared to 2008;

•	$2,784,000 ($4,548,000, pre-tax) related to the 2009 gain on disposition of Grand Avenue, a specialty retail center in Queens, New York;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•
$2,050,000 ($3,349,000, pre-tax) related to a gain recognized in 2009 for insurance proceeds received related to fire damage of an apartment building in excess of the net book value of the damaged asset;

•	$1,878,000 ($3,033,000, pre-tax) related to the decreased share of losses from our equity investment in the New Jersey Nets basketball team;

•
$1,860,000 ($3,031,000, pre-tax) related to participation payments in 2008 on the refinancing of 350 Massachusetts Avenue, an unconsolidated office building and Jackson Building, a consolidated office building, both located in Cambridge, Massachusetts;

•	$1,468,000 ($2,398,000, pre-tax) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits; and

•	$1,467,000 ($2,396,000, pre-tax) related to the 2009 net gain on an industrial land sale at Mesa del Sol in Albuquerque, New Mexico.
These increases were partially offset by the following decreases, net of tax and noncontrolling interest:
•	$9,442,000 ($15,437,000, pre-tax) related to the 2009 increase in impairment charges of unconsolidated entities;

•	$5,294,000 ($8,627,000, pre-tax) related to the 2008 gain on disposition of Sterling Glen of Lynbrook;

•	$2,510,000 ($4,091,000, pre-tax) related to the income earned on the DURA purchase obligation and fee in 2008 that did not recur; and

•	$2,056,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company.
Net Operating Income (NOI) from Real Estate Groups – NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization and amortization of mortgage procurement costs for non-real estate groups) plus interest income plus equity in earnings (loss) of unconsolidated entities (excluding gain on disposition and impairment of unconsolidated entities) plus depreciation and amortization of unconsolidated entities. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results.
Full Consolidation – Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended July 31, 2009 was $174,564,000 compared to $177,490,000 for the three months ended July 31, 2008, a 1.6% decrease. NOI for the six months ended July 31, 2009 was $325,060,000 compared to $303,827,000 for the six months ended July 31, 2008, a 7.0% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Pro-Rata Consolidation – Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from Rental Properties for the three months ended July 31, 2009 was $181,560,000 compared to $186,040,000 for the three months ended July 31, 2008, a 2.4% decrease. NOI for the six months ended July 31, 2009 was $340,893,000 compared to $326,445,000 for the six months ended July 31, 2008, a 4.4% increase.
Comparable NOI decreased 1.4% for the three months ended July 31, 2009 compared to the prior year. Retail comparable NOI decreased 4.3% while office comparable NOI increased 7.1% from the prior year. Hotels decreased 24.8% and our residential portfolio decreased 4.2%. Comparable NOI decreased 0.4% for the six months ended July 31, 2009 compared to the prior year. Retail comparable NOI decreased 3.0% while office comparable NOI increased 6.7% from the prior year. Hotels decreased 25.0% and our residential portfolio decreased 3.1%.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment which is classified as noncontrolling interest expense on our Consolidated Statement of Earnings; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative or retrospective effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net loss, the most comparable financial measure calculated in accordance with GAAP, on page 43. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The impairment of real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended July 31, 2009 increased by $7,140,000 or 8.1% to $95,483,000 from $88,343,000 for the three months ended July 31, 2008. Our Commercial and Residential Segments combined provided a pre-tax EBDT increase of $2,878,000. This is primarily the result of decreased interest expense on our mature portfolio of $3,255,000, the ramp up of new properties of $4,136,000 and the change in fair market value of derivatives between the comparable periods, which were marked to market through a reduction to interest expense of $2,166,000. These increases in the portfolio were partially offset by a pre-tax EBDT decrease due to the 2008 lease termination fee income which did not recur in 2009 of $8,250,000 at One Metrotech Center.
Our Land Segment provided a pre-tax EBDT increase of $4,524,000. This increase includes a gain on early extinguishment of nonrecourse mortgage debt of $9,466,000 for debt forgiveness at Gladden Farms, which was partially offset by lower land sales as well as reduced fee income and profit participation at Stapleton.
Corporate pre-tax EBDT for the quarter was in line with last year. A pre-tax EBDT decrease from increased corporate interest expense of $3,551,000 (which includes the non-cash interest of FSP APB 14-1 in 2009), was offset by cost savings initiatives of $4,173,000.
EBDT was negatively impacted by a smaller tax benefit of $1,148,000 compared with the second quarter of 2008.
Our EBDT for the six months ended July 31, 2009 increased by $32,790,000 or 31.4% to $137,087,000 from $104,297,000 for the six months ended July 31, 2008. Our Commercial and Residential Segments combined provided a pre-tax EBDT increase of $27,221,000. This is primarily the result of decreased interest expense on our mature portfolio of $8,995,000, the ramp up of new properties of $7,210,000 and decreased project write-offs of $9,066,000.
In addition, our Land Segment provided a pre-tax EBDT increase of $5,711,000. This increase includes a gain on early extinguishment of nonrecourse mortgage debt of $9,466,000 for debt forgiveness, which was partially offset by lower land sales as well as reduced fee income and profit participation at Stapleton.
Corporate pre-tax EBDT decreased $9,812,000. This pre-tax EBDT decrease includes the company-wide severance and outplacement expenses of $8,720,000 and increased corporate interest expense of $10,780,000 (which includes the non-cash interest of FSP APB 14-1 in 2009), partially offset by cost savings initiatives of $9,662,000.
The reduced losses on the Nets provided a pre-tax EBDT increase of $3,033,000. EBDT was favorably impacted by a larger tax benefit of $6,637,000 compared to the prior year.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of EBDT - The information in the following tables present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Loss to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)

	Three Months Ended July 31,		Six Months Ended July 31,
	2009	2008	2009	2008
	(in thousands)		(in thousands)

Net loss attributable to Forest City Enterprises, Inc.	$(1,789)	$(8,386)	$(32,468)	$(48,788)
Depreciation and amortization – Real Estate Groups (4)	75,024	73,638	147,152	144,448
Amortization of mortgage procurement costs – Real Estate Groups (4)	3,823	3,448	7,845	6,791
Deferred income tax expense – Real Estate Groups (5)	8,099	16,073	(3,499)	654
Deferred income tax expense - Non-Real Estate Groups: (5)
Gain on disposition of other investments	-	-	-	58

Current income tax expense on non-operating earnings: (5)
Gain on disposition included in discontinued operations	-	-	3,785	-
Gain on disposition of unconsolidated entities	-	707	-	1,339

Straight-line rent adjustment (2)	(3,614)	4,248	(6,389)	1,101
Preference payment (3)	586	931	1,171	1,867
Preferred return on dispostion	-	208	-	208
Impairment of real estate	1,451	-	2,575	-
Impairment of unconsolidated entities	11,903	6,026	21,463	6,026
Gain on disposition of unconsolidated entities	-	-	-	(881)
Gain on disposition of other investments	-	-	-	(150)
Discontinued operations: (1)
Gain on disposition of rental properties	-	(8,627)	(4,548)	(8,627)
Retrospective effect of FSP APB 14-1	-	77	-	251

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)	$95,483	$88,343	$137,087	$104,297

(1)
Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties which have been sold or are held for sale are reported as discontinued operations.

(2)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(3)
The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s noncontrolling interest in the Forest City Ratner Companies portfolio.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	July 31,		July 31,		July 31,		July 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Full Consolidation	$67,853	$69,616	$134,311	$135,622	$3,450	$3,082	$7,121	$5,934
Non-Real Estate	(3,508)	(3,502)	(6,960)	(6,821)	-	-	-	-

Real Estate Groups Full Consolidation	64,345	66,114	127,351	128,801	3,450	3,082	7,121	5,934
Real Estate Groups related to noncontrolling interest	(318)	(1,548)	(1,725)	(2,531)	(163)	(117)	(323)	(269)
Real Estate Groups Unconsolidated	10,997	8,325	21,419	16,768	536	396	1,042	942
Real Estate Groups Discontinued Operations	-	747	107	1,410	-	87	5	184

Real Estate Groups Pro-Rata Consolidation	$75,024	$73,638	$147,152	$144,448	$3,823	$3,448	$7,845	$6,791

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(5)	The following table provides detail of Income Tax Expense (Benefit):

		Three Months Ended July 31,		Six Months Ended July 31,
		2009	2008	2009	2008
		(in thousands)		(in thousands)
(A)	Operating earnings
	Current	$(6,107)	$(11,613)	$(13,438)	$(11,894)
	Deferred	10,755	17,522	(42)	(2,454)

		4,648	5,909	(13,480)	(14,348)

(B)	Impairment of real estate
	Deferred	(563)	(141)	(999)	(141)
	Deferred - Unconsolidated entities	(4,616)	(2,187)	(8,323)	(2,187)

		(5,179)	(2,328)	(9,322)	(2,328)

(C)	Gain on disposition of other investments
	Current - Non-Real Estate Groups	-	-	-	-
	Deferred - Non-Real Estate Groups	-	-	-	58

		-	-	-	58

(D)	Gain on disposition of unconsolidated entities
	Current	-	707	-	1,339
	Deferred	-	(787)	-	(1,079)

		-	(80)	-	260

	Subtotal (A) (B) (C) (D)
	Current	(6,107)	(10,906)	(13,438)	(10,555)
	Deferred	5,576	14,407	(9,364)	(5,803)

	Income tax expense	(531)	3,501	(22,802)	(16,358)

(E)	Discontinued operations
	Operating earnings
	Current	-	(876)	(8)	(736)
	Deferred	-	1,044	31	1,148

		-	168	23	412

	Gain on disposition of rental properties
	Current	-	-	3,785	-
	Deferred	-	3,333	(2,021)	3,333

		-	3,333	1,764	3,333

		-	3,501	1,787	3,745

	Grand Total (A) (B) (C) (D) (E)
	Current	(6,107)	(11,782)	(9,661)	(11,291)
	Deferred	5,576	18,784	(11,354)	(1,322)

		$(531)	$7,002	$(21,015)	$(12,613)

	Recap of Grand Total:
	Real Estate Groups
	Current	$(4,290)	$7,671	$(4,209)	$10,072
	Deferred	8,099	16,073	(3,499)	654

		3,809	23,744	(7,708)	10,726

	Non-Real Estate Groups
	Current	(1,817)	(19,453)	(5,452)	(21,363)
	Deferred	(2,523)	2,711	(7,855)	(1,976)

		(4,340)	(16,742)	(13,307)	(23,339)

	Grand Total	$(531)	$7,002	$(21,015)	$(12,613)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2009 and 2008 (in thousands)

	Commercial Group 2009					Commercial Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$243,811	$11,368	$27,461	$-	$259,904	$247,054	$9,994	$27,372	$986	$265,418
Exclude straight-line rent adjustment	(5,213)	-	-	-	(5,213)	2,742	-	-	(89)	2,653

Adjusted revenues	238,598	11,368	27,461	-	254,691	249,796	9,994	27,372	897	268,071

Operating expenses	111,684	5,200	15,293	-	121,777	122,170	1,384	14,752	334	135,872
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,642	-	-	-	1,642	1,554	-	-	-	1,554
Exclude straight-line rent adjustment	(1,610)	-	-	-	(1,610)	(1,610)	-	-	-	(1,610)
Exclude preference payment	(586)	-	-	-	(586)	(931)	-	-	-	(931)

Adjusted operating expenses	111,130	5,200	15,293	-	121,223	121,183	1,384	14,752	334	134,885

Add interest and other income	1,217	29	422	-	1,610	4,564	75	410	2	4,901

Add equity in earnings (loss), including impairment of unconsolidated entities	(868)	(1)	867	-	-	543	(8)	(553)	-	(2)

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	1,611	-	(1,611)	-	-	1,263	-	(1,263)	-	-

Exclude depreciation and amortization of unconsolidated entities	4,333	-	(4,333)	-	-	3,803	-	(3,803)	-	-

Net operating income	133,761	6,196	7,513	-	135,078	138,786	8,677	7,411	565	138,085

Interest expense	53,649	2,965	7,513	-	58,197	55,637	3,067	7,411	398	60,379

(Gain) loss on early extinguishment of debt	-	-	-	-	-	52	-	-	-	52

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	3,231	3,231	-	-	-	5,610	5,610	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	1,662	-	-	-	1,662

Pre-Tax EBDT	76,881	-	-	-	76,881	75,825	-	-	167	75,992

Income tax expense (benefit)	2,594	-	-	-	2,594	1,882	-	-	15	1,897

Add: EBDT from discontinued operations	-	-	-	-	-	152	-	-	(152)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$74,287	$-	$-	$-	$74,287	$74,095	$-	$-	$-	$74,095

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$74,287	$-	$-	$-	$74,287	$74,095	$-	$-	$-	$74,095

Depreciation and amortization - Real Estate Groups	(53,788)	-	-	-	(53,788)	(53,778)	-	-	(187)	(53,965)

Amortization of mortgage procurement costs - Real Estate Groups	(3,114)	-	-	-	(3,114)	(2,556)	-	-	(8)	(2,564)

Deferred taxes - Real Estate Groups	(5,712)	-	-	-	(5,712)	(3,536)	-	-	(9)	(3,545)

Straight-line rent adjustment	3,603	-	-	-	3,603	(4,352)	-	-	89	(4,263)

Preference payment	(586)	-	-	-	(586)	(931)	-	-	-	(931)

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	(987)	-	(987)	-	-	(775)	-	(775)

Impairment of unconsolidated entities, net of tax	(987)	-	987	-	-	(775)	-	775	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	1,662	-	-	-	1,662

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(187)	-	-	187	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(8)	-	-	8	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(9)	-	-	9	-
Straight-line rent adjustment	-	-	-	-	-	89	-	-	(89)	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$13,703	$-	$-	$-	$13,703	$9,714	$-	$-	$-	$9,714

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Residential Group 2009					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$68,023	$1,456	$60,590	$-	$127,157	$73,378	$4,580	$66,847	$1,824	$137,469
Exclude straight-line rent adjustment	(12)	-	-	-	(12)	(15)	-	-	-	(15)

Adjusted revenues	68,011	1,456	60,590	-	127,145	73,363	4,580	66,847	1,824	137,454

Operating expenses	40,907	87	45,253	-	86,073	43,448	3,345	51,734	174	92,011
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	960	-	-	-	960	1,026	-	-	-	1,026
Exclude straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	41,866	87	45,253	-	87,032	44,474	3,345	51,734	174	93,037

Add interest and other income	6,059	18	228	-	6,269	2,586	60	1,051	32	3,609

Add equity in earnings (loss), including impairment of unconsolidated entities	(8,819)	(85)	8,834	-	100	(2,019)	(138)	1,810	-	(71)

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	10,292	-	(10,292)	-	-	4,398	-	(4,398)	-	-

Exclude depreciation and amortization of unconsolidated entities	7,126	-	(7,126)	-	-	4,850	-	(4,850)	-	-

Net operating income	40,803	1,302	6,981	-	46,482	38,704	1,157	8,726	1,682	47,955

Interest expense	6,915	335	6,981	-	13,561	8,213	306	8,518	669	17,094

(Gain) loss on early extinguishment of debt	403	-	-	-	403	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Noncontrolling interest in earnings before depreciation and amortization	967	967	-	-	-	851	851	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	332	-	-	-	332

Pre-Tax EBDT	32,518	-	-	-	32,518	29,516	-	-	1,013	30,529

Income tax expense (benefit)	(5,275)	-	-	-	(5,275)	1,076	-	-	(891)	185

Add: EBDT from discontinued operations	-	-	-	-	-	1,904	-	-	(1,904)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$37,793	$-	$-	$-	$37,793	$30,344	$-	$-	$-	$30,344

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$37,793	$-	$-	$-	$37,793	$30,344	$-	$-	$-	$30,344

Depreciation and amortization - Real Estate Groups	(21,144)	-	-	-	(21,144)	(19,038)	-	-	(560)	(19,598)

Amortization of mortgage procurement costs - Real Estate Groups	(501)	-	-	-	(501)	(674)	-	-	(79)	(753)

Deferred taxes - Real Estate Groups	(10,150)	-	-	-	(10,150)	(3,315)	-	-	(1,035)	(4,350)

Straight-line rent adjustment	11	-	-	-	11	15	-	-	-	15

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	5,294	5,294

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(209)	-	(6,299)	-	(6,508)	-	-	(2,699)	-	(2,699)

Impairment of unconsolidated entities, net of tax	(6,299)	-	6,299	-	-	(2,699)	-	2,699	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	332	-	-	-	332

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(560)	-	-	560	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(79)	-	-	79	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,035)	-	-	1,035	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(499)	$-	$-	$-	$(499)	$8,457	$-	$-	$-	$8,457

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Land Development Group 2009					Land Development Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$4,901	$318	$1,190	$-	$5,773	$7,159	$479	$6,789	$-	$13,469
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	4,901	318	1,190	-	5,773	7,159	479	6,789	-	13,469

Operating expenses	6,873	370	803	-	7,306	9,994	595	3,286	-	12,685
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	136	-	-	-	136	165	-	-	-	165
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	7,009	370	803	-	7,442	10,159	595	3,286	-	12,850

Add interest and other income	3,543	156	10	-	3,397	5,202	517	15	-	4,700

Add equity in earnings (loss), including impairment of unconsolidated entities	556	-	(275)	-	281	4,082	-	(2,937)	-	1,145

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	365	-	(365)	-	-

Exclude depreciation and amortization of unconsolidated entities	74	-	(74)	-	-	68	-	(68)	-	-

Net operating income	2,065	104	48	-	2,009	6,717	401	148	-	6,464

Interest expense	557	68	48	-	537	(168)	29	148	-	(49)

(Gain) loss on early extinguishment of debt	(9,466)	-	-	-	(9,466)	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	36	36	-	-	-	372	372	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	99	-	-	-	99

Pre-Tax EBDT	10,938	-	-	-	10,938	6,414	-	-	-	6,414

Income tax expense (benefit)	160	-	-	-	160	4,030	-	-	-	4,030

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,778	$-	$-	$-	$10,778	$2,384	$-	$-	$-	$2,384

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,778	$-	$-	$-	$10,778	$2,384	$-	$-	$-	$2,384

Depreciation and amortization - Real Estate Groups	(92)	-	-	-	(92)	(75)	-	-	-	(75)

Amortization of mortgage procurement costs - Real Estate Groups	(208)	-	-	-	(208)	(131)	-	-	-	(131)

Deferred taxes - Real Estate Groups	(4,074)	-	-	-	(4,074)	1,550	-	-	-	1,550

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(680)	-	-	-	(680)	-	-	(224)	-	(224)

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(224)	-	224	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	99	-	-	-	99

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$5,724	$-	$-	$-	$5,724	$3,603	$-	$-	$-	$3,603

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	The Nets 2009					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$8,176	$-	$8,176	$-	$-	$7,188	$-	$7,188
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	8,176	-	8,176	-	-	7,188	-	7,188

Operating expenses	-	-	11,643	-	11,643	-	-	11,164	-	11,164

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	2,960	-	2,960	-	-	2,888	-	2,888

Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	14,603	-	14,603	-	-	14,052	-	14,052

Add interest and other income	-	-	72	-	72	-	-	6	-	6

Add equity in earnings (loss), including impairment of unconsolidated entities	(8,307)	-	8,307	-	-	(8,548)	-	8,548	-	-

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(8,307)	-	1,952	-	(6,355)	(8,548)	-	1,690	-	(6,858)
Interest expense	-	-	1,952	-	1,952	-	-	1,690	-	1,690

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(8,307)	-	-	-	(8,307)	(8,548)	-	-	-	(8,548)

Income tax expense (benefit)	(2,745)	-	-	-	(2,745)	(3,076)	-	-	-	(3,076)

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(5,562)	$-	$-	$-	$(5,562)	$(5,472)	$-	$-	$-	$(5,472)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(5,562)	$-	$-	$-	$(5,562)	$(5,472)	$-	$-	$-	$(5,472)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(5,562)	$-	$-	$-	$(5,562)	$(5,472)	$-	$-	$-	$(5,472)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Corporate Activities 2009					Corporate Activities 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Operating expenses	6,080	-	-	-	6,080	10,046	-	-	-	10,046

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	770	-	-	-	770	757	-	-	-	757

Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	6,850	-	-	-	6,850	10,803	-	-	-	10,803

Add interest and other income	775	-	-	-	775	532	-	-	-	532

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(6,075)	-	-	-	(6,075)	(10,271)	-	-	-	(10,271)

Interest expense	19,102	-	-	-	19,102	17,721	-	-	-	17,721

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	(2,170)	-	-	-	(2,170)

Pre-Tax EBDT	(25,177)	-	-	-	(25,177)	(25,822)	-	-	-	(25,822)

Income tax expense (benefit)	(3,364)	-	-	-	(3,364)	(12,814)	-	-	-	(12,814)

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,813)	$-	$-	$-	$(21,813)	$(13,008)	$-	$-	$-	$(13,008)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,813)	$-	$-	$-	$(21,813)	$(13,008)	$-	$-	$-	$(13,008)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	6,658	-	-	-	6,658	(9,510)	-	-	-	(9,510)

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	(2,170)	-	-	-	(2,170)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(15,155)	$-	$-	$-	$(15,155)	$(24,688)	$-	$-	$-	$(24,688)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Total 2009					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$316,735	$13,142	$97,417	$-	$401,010	$327,591	$15,053	$108,196	$2,810	$423,544
Exclude straight-line rent adjustment	(5,225)	-	-	-	(5,225)	2,727	-	-	(89)	2,638

Adjusted revenues	311,510	13,142	97,417	-	395,785	330,318	15,053	108,196	2,721	426,182

Operating expenses	165,544	5,657	72,992	-	232,879	185,658	5,324	80,936	508	261,778

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,508	-	2,960	-	6,468	3,502	-	2,888	-	6,390

Exclude straight-line rent adjustment	(1,611)	-	-	-	(1,611)	(1,610)	-	-	-	(1,610)

Exclude preference payment	(586)	-	-	-	(586)	(931)	-	-	-	(931)

Adjusted operating expenses	166,855	5,657	75,952	-	237,150	186,619	5,324	83,824	508	265,627

Add interest and other income	11,594	203	732	-	12,123	12,884	652	1,482	34	13,748

Add equity in earnings (loss), including impairment of unconsolidated entities	(17,438)	(86)	17,733	-	381	(5,942)	(146)	6,868	-	1,072

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	11,903	-	(11,903)	-	-	6,026	-	(6,026)	-	-

Exclude depreciation and amortization of unconsolidated entities	11,533	-	(11,533)	-	-	8,721	-	(8,721)	-	-

Net operating income	162,247	7,602	16,494	-	171,139	165,388	10,235	17,975	2,247	175,375

Interest expense	80,223	3,368	16,494	-	93,349	81,403	3,402	17,767	1,067	96,835

(Gain) loss on early extinguishment of debt	(9,063)	-	-	-	(9,063)	52	-	-	-	52

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Noncontrolling interest in earnings before depreciation and amortization	4,234	4,234	-	-	-	6,833	6,833	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	(77)	-	-	-	(77)

Pre-Tax EBDT	86,853	-	-	-	86,853	77,385	-	-	1,180	78,565

Income tax expense (benefit)	(8,630)	-	-	-	(8,630)	(8,902)	-	-	(876)	(9,778)

Add: EBDT from discontinued operations	-	-	-	-	-	2,056	-	-	(2,056)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$95,483	$-	$-	$-	$95,483	$88,343	$-	$-	$-	$88,343

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$95,483	$-	$-	$-	$95,483	$88,343	$-	$-	$-	$88,343

Depreciation and amortization - Real Estate Groups	(75,024)	-	-	-	(75,024)	(72,891)	-	-	(747)	(73,638)

Amortization of mortgage procurement costs - Real Estate Groups	(3,823)	-	-	-	(3,823)	(3,361)	-	-	(87)	(3,448)

Deferred taxes - Real Estate Groups	(13,278)	-	-	-	(13,278)	(14,811)	-	-	(1,044)	(15,855)

Straight-line rent adjustment	3,614	-	-	-	3,614	(4,337)	-	-	89	(4,248)

Preference payment	(586)	-	-	-	(586)	(931)	-	-	-	(931)

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	5,294	5,294

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(889)	-	(7,286)	-	(8,175)	-	-	(3,698)	-	(3,698)

Impairment of unconsolidated entities, net of tax	(7,286)	-	7,286	-	-	(3,698)	-	3,698	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	(77)	-	-	-	(77)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(747)	-	-	747	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(87)	-	-	87	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,044)	-	-	1,044	-
Straight-line rent adjustment	-	-	-	-	-	89	-	-	(89)	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(1,789)	$-	$-	$-	$(1,789)	$(8,386)	$-	$-	$-	$(8,386)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2009 and 2008 (in thousands)

	Commercial Group 2009					Commercial Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$479,438	$22,348	$55,046	$813	$512,949	$468,348	$18,913	$54,296	$1,959	$505,690
Exclude straight-line rent adjustment	(9,608)	-	-	(12)	(9,620)	(1,975)	-	-	(99)	(2,074)

Adjusted revenues	469,830	22,348	55,046	801	503,329	466,373	18,913	54,296	1,860	503,616

Operating expenses	226,590	10,100	30,387	320	247,197	252,345	5,897	30,027	648	277,123

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,285	-	-	-	3,285	3,110	-	-	-	3,110

Exclude straight-line rent adjustment	(3,246)	-	-	-	(3,246)	(3,193)	-	-	-	(3,193)

Exclude preference payment	(1,171)	-	-	-	(1,171)	(1,867)	-	-	-	(1,867)

Adjusted operating expenses	225,458	10,100	30,387	320	246,065	250,395	5,897	30,027	648	275,173

Add interest and other income	1,802	(60)	644	-	2,506	6,344	224	1,075	5	7,200

Add equity in earnings (loss), including impairment of unconsolidated entities	(32)	-	32	-	-	1,865	(32)	(2,046)	-	(149)

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	(881)	-	881	-	-

Exclude impairment of unconsolidated entities	1,611	-	(1,611)	-	-	1,263	-	(1,263)	-	-

Exclude depreciation and amortization of unconsolidated entities	8,485	-	(8,485)	-	-	7,714	-	(7,714)	-	-

Net operating income	256,238	12,188	15,239	481	259,770	232,283	13,208	15,202	1,217	235,494

Interest expense	113,146	5,972	15,239	322	122,735	112,394	6,019	15,202	792	122,369

(Gain) loss on early extinguishment of debt	-	-	-	-	-	1,479	119	-	-	1,360

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	6,216	6,216	-	-	-	7,070	7,070	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	3,256	-	-	-	3,256

Pre-Tax EBDT	136,876	-	-	159	137,035	108,084	-	-	425	108,509

Income tax expense (benefit)	4,383	-	-	(8)	4,375	1,349	-	-	34	1,383

Add: EBDT from discontinued operations	167	-	-	(167)	-	391	-	-	(391)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$132,660	$-	$-	$-	$132,660	$107,126	$-	$-	$-	$107,126

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$132,660	$-	$-	$-	$132,660	$107,126	$-	$-	$-	$107,126

Depreciation and amortization - Real Estate Groups	(105,688)	-	-	(107)	(105,795)	(105,712)	-	-	(378)	(106,090)

Amortization of mortgage procurement costs - Real Estate Groups	(6,108)	-	-	(5)	(6,113)	(5,032)	-	-	(14)	(5,046)

Deferred taxes - Real Estate Groups	(2,393)	-	-	(31)	(2,424)	2,003	-	-	(17)	1,986

Straight-line rent adjustment	6,362	-	-	12	6,374	(1,218)	-	-	99	(1,119)

Preference payment	(1,171)	-	-	-	(1,171)	(1,867)	-	-	-	(1,867)

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	2,784	2,784	-	-	541	-	541

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	541	-	(541)	-	-

Impairment of real estate, net of tax	-	-	(987)	-	(987)	-	-	(775)	-	(775)

Impairment of unconsolidated entities, net of tax	(987)	-	987	-	-	(775)	-	775	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	3,256	-	-	-	3,256

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(107)	-	-	107	-	(378)	-	-	378	-
Amortization of mortgage procurement costs - Real Estate Groups	(5)	-	-	5	-	(14)	-	-	14	-
Deferred taxes - Real Estate Groups	(31)	-	-	31	-	(17)	-	-	17	-
Straight-line rent adjustment	12	-	-	(12)	-	99	-	-	(99)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$25,328	$-	$-	$-	$25,328	$(1,988)	$-	$-	$-	$(1,988)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Residential Group 2009					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$142,955	$2,730	$101,570	$-	$241,795	$150,672	$11,947	$103,423	$4,031	$246,179
Exclude straight-line rent adjustment	(16)	-	-	-	(16)	(19)	-	-	-	(19)

Adjusted revenues	142,939	2,730	101,570	-	241,779	150,653	11,947	103,423	4,031	246,160

Operating expenses	99,075	417	70,742	-	169,400	98,349	10,064	72,358	391	161,034

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,917	-	-	-	1,917	1,917	-	-	-	1,917

Exclude straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-

Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	100,991	417	70,742	-	171,316	100,266	10,064	72,358	391	162,951

Add interest and other income	10,130	51	396	-	10,475	6,176	108	1,943	36	8,047

Add equity in earnings (loss), including impairment of unconsolidated entities	(16,670)	(68)	16,787	-	185	712	(95)	(1,112)	-	(305)

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	19,590	-	(19,590)	-	-	4,398	-	(4,398)	-	-

Exclude depreciation and amortization of unconsolidated entities	13,824	-	(13,824)	-	-	9,871	-	(9,871)	-	-

Net operating income	68,822	2,296	14,597	-	81,123	71,544	1,896	17,627	3,676	90,951

Interest expense	17,308	707	14,421	-	31,022	17,455	664	17,397	1,539	35,727

(Gain) loss on early extinguishment of debt	403	-	176	-	579	3,752	-	22	-	3,774

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Noncontrolling interest in earnings before depreciation and amortization	1,589	1,589	-	-	-	1,232	1,232	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	623	-	-	-	623

Pre-Tax EBDT	49,522	-	-	-	49,522	48,690	-	-	2,137	50,827

Income tax expense (benefit)	(5,803)	-	-	-	(5,803)	4,026	-	-	(770)	3,256

Add: EBDT from discontinued operations	-	-	-	-	-	2,907	-	-	(2,907)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$55,325	$-	$-	$-	$55,325	$47,571	$-	$-	$-	$47,571

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$55,325	$-	$-	$-	$55,325	$47,571	$-	$-	$-	$47,571

Depreciation and amortization - Real Estate Groups	(41,169)	-	-	-	(41,169)	(37,175)	-	-	(1,032)	(38,207)

Amortization of mortgage procurement costs - Real Estate Groups	(1,387)	-	-	-	(1,387)	(1,321)	-	-	(170)	(1,491)

Deferred taxes - Real Estate Groups	(8,066)	-	-	-	(8,066)	557	-	-	(1,131)	(574)

Straight-line rent adjustment	15	-	-	-	15	19	-	-	-	19

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	5,294	5,294

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(897)	-	(11,992)	-	(12,889)	-	-	(2,699)	-	(2,699)

Impairment of unconsolidated entities, net of tax	(11,992)	-	11,992	-	-	(2,699)	-	2,699	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	623	-	-	-	623

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,032)	-	-	1,032	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(170)	-	-	170	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,131)	-	-	1,131	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(8,171)	$-	$-	$-	$(8,171)	$10,408	$-	$-	$-	$10,408

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Land Development Group 2009					Land Development Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$7,371	$483	$7,120	$-	$14,008	$13,581	$706	$9,030	$-	$21,905
Exclude straight-line rent adjustment	-	-	-	-	-	1	-	-	-	1

Adjusted revenues	7,371	483	7,120	-	14,008	13,582	706	9,030	-	21,906

Operating expenses	12,825	785	4,443	-	16,483	19,524	1,082	5,333	-	23,775

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	271	-	-	-	271	283	-	-	-	283

Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	13,096	785	4,443	-	16,754	19,807	1,082	5,333	-	24,058

Add interest and other income	5,697	352	24	-	5,369	8,038	795	39	-	7,282

Add equity in earnings (loss), including impairment of unconsolidated entities	2,386	-	(2,122)	-	264	3,855	-	(2,968)	-	887

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	262	-	(262)	-	-	365	-	(365)	-	-

Exclude depreciation and amortization of unconsolidated entities	152	-	(152)	-	-	125	-	(125)	-	-

Net operating income	2,772	50	165	-	2,887	6,158	419	278	-	6,017

Interest expense	806	121	165	-	850	(172)	59	278	-	47

(Gain) loss on early extinguishment of debt	(9,466)	-	-	-	(9,466)	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	(71)	(71)	-	-	-	360	360	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	178	-	-	-	178

Pre-Tax EBDT	11,503	-	-	-	11,503	5,792	-	-	-	5,792

Income tax expense (benefit)	664	-	-	-	664	4,094	-	-	-	4,094

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,839	$-	$-	$-	$10,839	$1,698	$-	$-	$-	$1,698

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,839	$-	$-	$-	$10,839	$1,698	$-	$-	$-	$1,698

Depreciation and amortization - Real Estate Groups	(188)	-	-	-	(188)	(151)	-	-	-	(151)

Amortization of mortgage procurement costs - Real Estate Groups	(345)	-	-	-	(345)	(254)	-	-	-	(254)

Deferred taxes - Real Estate Groups	(3,486)	-	-	-	(3,486)	1,841	-	-	-	1,841

Straight-line rent adjustment	-	-	-	-	-	(1)	-	-	-	(1)

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(680)	-	(160)	-	(840)	-	-	(224)	-	(224)

Impairment of unconsolidated entities, net of tax	(160)	-	160	-	-	(224)	-	224	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	178	-	-	-	178

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$5,980	$-	$-	$-	$5,980	$3,087	$-	$-	$-	$3,087

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	The Nets 2009					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$24,556	$-	$24,556	$-	$-	$32,593	$-	$32,593
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	24,556	-	24,556	-	-	32,593	-	32,593

Operating expenses	-	-	30,498	-	30,498	-	-	37,793	-	37,793

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	10,238	-	10,238	-	-	13,544	-	13,544

Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	40,736	-	40,736	-	-	51,337	-	51,337

Add interest and other income	-	-	141	-	141	-	-	26	-	26

Add equity in earnings (loss), including impairment of unconsolidated entities	(18,988)	-	18,988	-	-	(22,021)	-	22,021	-	-

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(18,988)	-	2,949	-	(16,039)	(22,021)	-	3,303	-	(18,718)

Interest expense	-	-	2,949	-	2,949	-	-	3,303	-	3,303

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(18,988)	-	-	-	(18,988)	(22,021)	-	-	-	(22,021)

Income tax expense (benefit)	(6,434)	-	-	-	(6,434)	(7,589)	-	-	-	(7,589)

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(12,554)	$-	$-	$-	$(12,554)	$(14,432)	$-	$-	$-	$(14,432)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(12,554)	$-	$-	$-	$(12,554)	$(14,432)	$-	$-	$-	$(14,432)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(12,554)	$-	$-	$-	$(12,554)	$(14,432)	$-	$-	$-	$(14,432)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Corporate Activities 2009					Corporate Activities 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Operating expenses	21,901	-	-	-	21,901	22,796	-	-	-	22,796

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,487	-	-	-	1,487	1,511	-	-	-	1,511

Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	23,388	-	-	-	23,388	24,307	-	-	-	24,307

Add interest and other income	773	-	-	-	773	724	-	-	-	724

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(22,615)	-	-	-	(22,615)	(23,583)	-	-	-	(23,583)

Interest expense	40,671	-	-	-	40,671	34,199	-	-	-	34,199

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	(4,308)	-	-	-	(4,308)

Pre-Tax EBDT	(63,286)	-	-	-	(63,286)	(53,474)	-	-	-	(53,474)

Income tax expense (benefit)	(14,103)	-	-	-	(14,103)	(15,808)	-	-	-	(15,808)

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(49,183)	$-	$-	$-	$(49,183)	$(37,666)	$-	$-	$-	$(37,666)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(49,183)	$-	$-	$-	$(49,183)	$(37,666)	$-	$-	$-	$(37,666)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	6,132	-	-	-	6,132	(3,981)	-	-	-	(3,981)

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	92	-	-	-	92

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	(4,308)	-	-	-	(4,308)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(43,051)	$-	$-	$-	$(43,051)	$(45,863)	$-	$-	$-	$(45,863)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2009 and 2008 (in thousands) (continued)

	Total 2009					Total 2008
	Full	Less	Plus Unconsolidated	Plus	Pro-Rata	Full	Less	Plus Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$629,764	$25,561	$188,292	$813	$793,308	$632,601	$31,566	$199,342	$5,990	$806,367
Exclude straight-line rent adjustment	(9,624)	-	-	(12)	(9,636)	(1,993)	-	-	(99)	(2,092)

Adjusted revenues	620,140	25,561	188,292	801	783,672	630,608	31,566	199,342	5,891	804,275

Operating expenses	360,391	11,302	136,070	320	485,479	393,014	17,043	145,511	1,039	522,521

Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	6,960	-	10,238	-	17,198	6,821	-	13,544	-	20,365

Exclude straight-line rent adjustment	(3,247)	-	-	-	(3,247)	(3,193)	-	-	-	(3,193)

Exclude preference payment	(1,171)	-	-	-	(1,171)	(1,867)	-	-	-	(1,867)

Adjusted operating expenses	362,933	11,302	146,308	320	498,259	394,775	17,043	159,055	1,039	537,826

Add interest and other income	18,402	343	1,205	-	19,264	21,282	1,127	3,083	41	23,279

Add equity in earnings (loss), including impairment of unconsolidated entities	(33,304)	(68)	33,685	-	449	(15,589)	(127)	15,895	-	433

Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	(881)	-	881	-	-

Exclude impairment of unconsolidated entities	21,463	-	(21,463)	-	-	6,026	-	(6,026)	-	-

Exclude depreciation and amortization of unconsolidated entities	22,461	-	(22,461)	-	-	17,710	-	(17,710)	-	-

Net operating income	286,229	14,534	32,950	481	305,126	264,381	15,523	36,410	4,893	290,161

Interest expense	171,931	6,800	32,774	322	198,227	163,876	6,742	36,180	2,331	195,645

(Gain) loss on early extinguishment of debt	(9,063)	-	176	-	(8,887)	5,231	119	22	-	5,134

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Noncontrolling interest in earnings before depreciation and amortization	7,734	7,734	-	-	-	8,662	8,662	-	-	-

Exclude retrospective effect of FSP APB 14-1	-	-	-	-	-	(251)	-	-	-	(251)

Pre-Tax EBDT	115,627	-	-	159	115,786	87,071	-	-	2,562	89,633

Income tax expense (benefit)	(21,293)	-	-	(8)	(21,301)	(13,928)	-	-	(736)	(14,664)

Add: EBDT from discontinued operations	167	-	-	(167)	-	3,298	-	-	(3,298)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$137,087	$-	$-	$-	$137,087	$104,297	$-	$-	$-	$104,297

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$137,087	$-	$-	$-	$137,087	$104,297	$-	$-	$-	$104,297

Depreciation and amortization - Real Estate Groups	(147,045)	-	-	(107)	(147,152)	(143,038)	-	-	(1,410)	(144,448)

Amortization of mortgage procurement costs - Real Estate Groups	(7,840)	-	-	(5)	(7,845)	(6,607)	-	-	(184)	(6,791)

Deferred taxes - Real Estate Groups	(7,813)	-	-	(31)	(7,844)	420	-	-	(1,148)	(728)

Straight-line rent adjustment	6,377	-	-	12	6,389	(1,200)	-	-	99	(1,101)

Preference payment	(1,171)	-	-	-	(1,171)	(1,867)	-	-	-	(1,867)

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	2,784	2,784	92	-	541	5,294	5,927

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	541	-	(541)	-	-

Impairment of real estate, net of tax	(1,577)	-	(13,139)	-	(14,716)	-	-	(3,698)	-	(3,698)

Impairment of unconsolidated entities, net of tax	(13,139)	-	13,139	-	-	(3,698)	-	3,698	-	-

Retrospective effect of FSP APB 14-1	-	-	-	-	-	(251)	-	-	-	(251)

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(107)	-	-	107	-	(1,410)	-	-	1,410	-
Amortization of mortgage procurement costs - Real Estate Groups	(5)	-	-	5	-	(184)	-	-	184	-
Deferred taxes - Real Estate Groups	(31)	-	-	31	-	(1,148)	-	-	1,148	-
Straight-line rent adjustment	12	-	-	(12)	-	99	-	-	(99)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-	5,294	-	-	(5,294)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(32,468)	$-	$-	$-	$(32,468)	$(48,788)	$-	$-	$-	$(48,788)